Putnam
Premier
Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

The value of Putnam Premier Income Trust's strategy of diversification that we have noted in previous reports was demonstrated once again for the full fiscal year that ended on July 31, 2003. The fund's performance was driven by two significant trends during the period. Early in the year, falling interest rates and a preference for higher-quality bonds boosted prices among the fund's investment-grade holdings. The second trend, which began in mid-October 2002, was an improving credit cycle. This helped the fund's higher-yielding, lower-quality holdings outperform. Management's decision to increase the fund's exposure to this segment of the market early in the cycle contributed to strong results.

The fund's exposure to lower-rated, higher-yielding bonds was less than that of its peer group, dampening the fund's results versus its Lipper category average. You will find the details on the facing page. As far as we are concerned, however, the relative stability provided by this mix of quality and opportunity is a worthwhile tradeoff over the long term.

Meanwhile, it is heartening now to see signs that one of the most challenging periods in recent investment history may at last be ending. What we told you at the beginning of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003


Report from Fund Management


Fund highlights

* Putnam Premier Income Trust had a total return of 17.61% at net asset value for the fiscal year ended July 31, 2003. The fund's return at market price was 13.41%.

* Declining yields across all fixed-income sectors prompted management to recommend a reduction in the fund's dividend, which occurred in April 2003.

* Differences in portfolio composition caused the fund to underperform the average return for the Lipper Flexible Income Funds (Closed-End) category, which was 18.88%.

* The fund's strategy of investing in high-yield corporate and emerging-market debt helped it to significantly outperform its benchmark, the Lehman Government Bond Index, which returned 4.45% during the fund's fiscal year. Additional comparisons, many of which more closely track the fund's performance over this period, appear on page 2.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's robust total return and solid comparative results versus its benchmark were due primarily to its emphasis on higher-yielding, lower-rated bonds -- such as U.S. high-yield corporate bonds as well as sovereign debt issued by emerging-market countries -- while limiting exposure to investment-grade bonds during the period. Higher-yielding, lower-rated fixed-income sectors turned in exceptionally strong results from mid-October 2002 through period end, significantly outperforming higher-rated debt as investors' appetite for higher-risk asset classes returned. We attribute the fund's modest underperformance versus its Lipper universe to lower weightings in these riskier asset categories than the average fund in the peer group. The fund's exposure to foreign government bonds also contributed positively to results. The fund's lower performance at market price is attributable to reduced investor demand following the April dividend reduction.

FUND PROFILE

Putnam Premier Income Trust is designed for investors seeking a high level of current income. The fund maintains flexibility across three sectors -- U.S. government and agencies, high-yield corporate, and international -- to seek maximum current income without undue risk to capital. The fund may be appropriate for investors seeking a higher level of income who can accept a moderately higher level of risk.


Market overview

The fund's fiscal year results should be considered in the context of an extraordinarily favorable environment for bond performance across all sectors. The war in Iraq, SARS-related fears, and a negative economic climate drove bond yields to historic lows worldwide, significantly driving up bond prices, which move in the opposite direction to yields. Governments and central banks redoubled their efforts to revitalize the sluggish global economy with additional fiscal and monetary easing, which improved investor morale.

Supported by investor demand for yield and improving issuer fundamentals, corporate bonds led the investment-grade market during the period, after a dismal performance in the second half of 2002. The securitized sector, which includes various types of mortgage-backed securities (e.g. Ginnie Maes), as well as asset-backed securities
(ABSs), also advanced, although performance was undercut by mortgage-backed securities (MBSs), which were hurt by mortgage prepayments. ABSs performed well in the second half of the period. Beginning in October 2002 and continuing through period end, falling default rates and increasing optimism about growth prospects for the second half of 2003 convinced high-yield investors that the credit cycle was turning in their favor. Following the lead of high-yield bonds, emerging-market debt rallied as investors' risk tolerance and appetite for yield increased.

In the final month of the period, bond market conditions changed abruptly. Improved prospects for an upturn in the economic cycle and a quickly increasing U.S. federal budget deficit made bonds less attractive to both domestic and non-U.S. investors. The bond market sell-off that resulted drove yields up and prices down rapidly across all bond sectors.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index                                             4.45%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index                          14.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index                                       22.23%
-------------------------------------------------------------------------------
JP Morgan Emerging Markets Bond Index                                   32.89%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      10.64%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                   6.30%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               23.11%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
-------------------------------------------------------------------------------


Strategy overview

Putnam Premier Income Trust's multisector strategy served it well during the fiscal year. It provided us with the flexibility to pursue the most attractive fixed-income opportunities in a period when substantial changes in investor sentiment drove significantly different returns across fixed-income sectors.

Early in the period, the fund's allocation to investment-grade corporate bonds contributed to returns as investors preferred the relative security of these higher-quality bonds amid declining equity markets and geopolitical uncertainty. In mid October, however, constructive fiscal and monetary policies combined with easing geopolitical tension and compelling valuations to shift investor focus to lower-rated higher-yielding sectors. With yields in these sectors near historic highs and fundamentals finally poised to improve, we believed that this nascent rally had momentum behind it. Consequently, we began to rotate assets out of investment-grade securities and into high-yield corporate and emerging-market debt. This reallocation proved timely as the rally in these sectors extended through June.

The fund's investment in high-yield corporate and emerging-market debt was funded by the sale of mortgage-backed securities, which we believed would continue to come under pressure due to mortgage prepayments in a persistently low interest-rate environment. We also sold U.S. government and agency securities, reasoning that they were unlikely to benefit further from interest-rate declines. For most of the period, we favored foreign investment-grade securities over their U.S. counterparts.


[GRAPHIC OMITTED: horizontal bar chart FUND SECTOR WEIGHTINGS COMPARED]

FUND SECTOR WEIGHTINGS COMPARED

                               as of     as of
                              1/31/03   7/31/03

U.S. investment grade          34.5%     27.1%

Corporate high yield           44.2%     50.1%

Foreign investment grade       13.9%     13.3%

Emerging markets                7.5%      9.6%

Footnote reads:
This chart shows how the fund's sector weightings have changed over the past six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How allocations affected performance

In the U.S. investment-grade sector, the fund benefited from its allocation to corporate bonds, which outperformed all other segments within this sector. Investors were drawn to investment-grade corporate bonds not only as a source of yield as interest rates fell, but also in response to companies' focus on debt and cost reduction, which increased the bonds' attractiveness. The fund's selective exposure to investment-grade securitized debt also contributed positively as this market segment outperformed U.S. Treasuries. (The fund's holdings in the securitized sector consist primarily of mortgage-backed securities
(MBSs), commercial mortgage-backed securities (CMBSs), asset-backed securities (ABSs), and collateralized mortgage obligations (CMOs).) Our strategy of emphasizing high-coupon MBSs and CMBSs helped performance, while holdings of ABSs hurt performance, as this segment was negatively affected by the struggles of two major manufactured housing financiers (Conseco and Greentree) in late 2002.

In the corporate high-yield sector, we consolidated the fund's positions, while still maintaining a high level of diversification. We also sought to reduce exposure to callable bonds. Call risk, which is the risk that a bond issuer may redeem outstanding bonds before their scheduled maturity, became a significant factor as bond issuers chose to take advantage of declining yields to refinance their debt at lower rates. Within industry sectors, large holdings in wireless communications, diversified media, and broadcasting were top performers in the market rally. Cable holdings also contributed positively to performance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 7/31/03]

TOP INDUSTRY WEIGHTINGS AS OF 7/31/03

Consumer staples               8.7%

Basic materials                5.4%

Capital goods                  5.2%

Communications services        5.0%

Energy                         4.4%

Footnote reads:
Weightings are shown as a percentage of market value and are an aggregate of both investment-grade and high-yield corporate bond exposures. Holdings will vary over time.


For the fund's foreign investment-grade holdings, we emphasized higher-yielding European sovereign debt (e.g., Sweden) where yields had considerably more room to fall than in the United States. Bonds issued by Canada and New Zealand were also favored because we believed that these countries had prematurely boosted rates at the onset of the economic recovery. These strategies benefited the fund as rates declined more significantly in all of these countries amid the global bond market rally. In addition, the fund benefited from our currency strategy, which correctly anticipated U.S. dollar and Japanese yen weakness as well as the relative strength of the euro, U.K. pound sterling, and Canadian and Australian dollars.

While the fund did benefit from its emerging-market debt holdings, our strategy may have been too conservative within the sector, given the breadth and strength of the rally. Some of the situations that most concerned us -- the economic policies of the newly elected Brazilian president, for example -- played out better than we had anticipated. Nevertheless, the fund's exposure to Russia proved advantageous. Russian government bonds were strong performers as windfall oil exporting revenues accumulated in government coffers. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS AS OF 7/31/03]

TOP COUNTRY WEIGHTINGS AS OF 7/31/03

United States                 74.4%

Canada                         3.2%

United Kingdom                 2.9%

France                         1.7%

Russia                         1.5%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.


OF SPECIAL INTEREST

In April 2003 the fund's monthly distribution was reduced from $0.045 to $0.039 per share. This reduction was prompted by declining yields across all fixed-income sectors over the course of the prolonged bond-market rally. In addition, many issuers called bonds and many mortgages were prepaid, requiring the fund to reinvest at lower rates.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are D. William Kohli (Portfolio Leader), David Waldman
(Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, James Prusko, Michael Salm, and John Van Tassel.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The abrupt and significant increase in interest rates over the last six weeks of the reporting period has shifted our valuation perspective on bonds. As of the end of the period, we believed markets had become prematurely confident that a lasting global economic recovery was already underway. Yields on 10-year Treasuries had climbed too high and we believe they should stabilize in coming months. We have consequently moved from an underweight in Treasuries toward a more neutral weighting in our multisector portfolio. Elsewhere in the U.S. investment-grade sector, we are currently neutral with regard to investment-grade corporate bonds. While fundamentals continue to improve, investors have already recognized this improvement, so valuations of investment-grade corporate bonds are no longer attractive. Mortgage-backed securities
(MBSs) typically fare poorly in rising interest-rate environments, and the past six weeks have been no exception. We believe this sector now looks attractive on a relative valuation basis and we are poised to take advantage of opportunities in it.

As fiscal 2004 begins, high-yield corporates remain attractive in our view. Although their yield spread versus Treasuries, a traditional measure of valuation, has moved closer to historical averages, we believe that the positive cycle for this asset class has more room to run based on continuing improvement in fundamentals, declining default rates, and sustained demand among investors for higher yields.

While we still prefer higher-yielding European government debt to U.S. Treasury bonds, the recent outperformance in Europe prompted us to trim these holdings and increase our U.S. Treasury exposure somewhat. New Zealand and Sweden, where we anticipate improving spreads, are two of our favorite markets. Our view on emerging markets is less positive. The increase in U.S. Treasury yields, diminishing inflows, and an upsurge in lower-quality issuance all suggest that the market is too rich at current levels. From a country selection standpoint, we continue to favor Russia and Peru.

The management team believes that the fund's diverse portfolio, flexible strategy, and focus on risk management will continue to serve it well.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
-------------------------------------------------------------------------------
                                    NAV                            Market price
-------------------------------------------------------------------------------
1 year                             17.61%                             13.41%
-------------------------------------------------------------------------------
5 years                            22.73                              17.57
Annual average                      4.18                               3.29
-------------------------------------------------------------------------------
10 years                           85.81                              86.76
Annual average                      6.39                               6.45
-------------------------------------------------------------------------------
Life of fund
(since 2/29/88)
Annual average                      8.11                               7.14
-------------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
-------------------------------------------------------------------------------
                         Citigroup Non-
                 Lehman    U.S. World  JP Morgan     CSFB    Lipper Flexible
               Government  Government    Global      High      Income Funds
                  Bond       Bond      High Yield    Yield     (Closed-End)
                 Index       Index       Index*      Index   category average+
-------------------------------------------------------------------------------
1 year            4.45%      14.19%      22.23%      23.33%        18.88%
-------------------------------------------------------------------------------
5 years          38.44       31.99       16.88       18.99         17.74
Annual average    6.72        5.71        3.17        3.54          3.13
-------------------------------------------------------------------------------
10 years         90.27       79.70          --       94.80         74.63
Annual average    6.64        6.04          --        6.90          5.68
-------------------------------------------------------------------------------
Life of fund
(since 2/29/88)
Annual average    7.93        6.92          --        8.82          7.86
-------------------------------------------------------------------------------

* This comparative index replaced the CSFB High Yield Index on 12/30/02 because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The JP Morgan Global High Yield Index's inception date was 12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 12, 12, and 9 funds, respectively, in this Lipper category.



-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------
Putnam Premier Income Trust
-------------------------------------------------------------------------------
Distributions (number)                      12
-------------------------------------------------------------------------------
Income                                    $0.516
-------------------------------------------------------------------------------
Capital gains                               --
-------------------------------------------------------------------------------
Total                                     $0.516
-------------------------------------------------------------------------------
Share value:                                NAV                    Market price
-------------------------------------------------------------------------------
7/31/02                                    $6.22                       $6.03
-------------------------------------------------------------------------------
7/31/03                                     6.75                        6.31
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 1                     6.93%                       7.42%
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.



-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------
                                           NAV                     Market price
-------------------------------------------------------------------------------
1 year                                   17.87%                        14.72%
-------------------------------------------------------------------------------
5 years                                  25.34                         23.66
Annual average                            4.62                          4.34
-------------------------------------------------------------------------------
10 years                                 90.44                         96.46
Annual average                            6.65                          6.99
-------------------------------------------------------------------------------
Life of fund (since 2/29/88)
Annual average                            8.28                          7.48
-------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative indexes

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from representative developed countries excluding the United States.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

JP Morgan Emerging Markets Bond Index is an unmanaged index used to mirror the investable universe of the external debt instruments in the emerging markets including external currency denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund's portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
September 3, 2003



The fund's portfolio
July 31, 2003

Corporate bonds and notes (54.2%) (a)
Principal amount                                                                                              Value
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $328,333 Adams Outdoor Advertising bank term loan FRN
                    4.5848s, 2008 (acquired 4/2/03, cost $327,513) (RES)                                   $329,154
            300,000 Lamar Media Corp. bank term loan FRN Ser. B,
                    3.5625s, 2010 (acquired 2/27/03, cost $300,000) (RES)                                   300,812
            780,000 Lamar Media Corp. company guaranty 7 1/4s, 2013                                         795,600
                                                                                                      -------------
                                                                                                          1,425,566

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
            470,000 ArvinMeritor, Inc. notes 8 3/4s, 2012                                                   484,100
            960,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                          748,800
          1,425,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                        1,261,125
            220,000 Dana Corp. notes 10 1/8s, 2010                                                          238,700
            880,000 Dana Corp. notes 9s, 2011                                                               948,200
EUR          60,000 Dana Corp. notes 9s, 2011                                                                70,900
           $135,000 Dana Corp. notes 7s, 2029                                                               113,400
            405,000 Dana Corp. notes 6 1/2s, 2009                                                           378,675
            490,000 Dana Corp. notes 6 1/4s, 2004                                                           494,900
            295,000 Delco Remy International, Inc. company guaranty 11s, 2009                               224,200
            520,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           457,600
          1,505,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                1,377,075
            247,500 Hayes Lemmerz International, Inc. bank term loan
                    FRN 5.9789s, 2009 (acquired 6/3/03, cost $245,025) (RES)                                248,428
          1,090,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       1,234,425
          1,160,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,241,200
EUR         285,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       349,606
            $63,786 SPX Corp. bank term loan FRN Ser. B, 3 3/8s, 2009
                    (acquired 7/23/02, cost $63,786) (RES)                                                   63,918
            106,255 SPX Corp. bank term loan FRN Ser. C, 3 5/8s, 2010
                    (acquired 7/23/02, cost $106,255) (RES)                                                 106,475
            368,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                         320,160
          1,040,000 Tenneco Automotive, Inc. 144A sec. notes 10 1/4s, 2013                                1,045,200
            225,000 TRW Automotive bank term loan FRN Ser. C-1,
                    4.116s, 2011 (acquired 7/21/03, cost $225,000) (RES)                                    225,703
                                                                                                      -------------
                                                                                                         11,632,790

Basic Materials (5.6%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Abitibi-Consolidated Finance LP company
                    guaranty 7 7/8s, 2009                                                                    15,759
          1,340,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         1,467,300
            200,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                                      219,000
          1,155,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            860,475
            840,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                            600,600
            231,805 Appleton Papers, Inc. bank term loan FRN Ser. C,
                    4.3432s, 2006 (acquired 6/4/02, cost $232,674) (RES)                                    232,333
          1,355,000 Appleton Papers, Inc. company guaranty Ser. B,
                    12 1/2s, 2008                                                                         1,514,213
            810,000 Better Minerals & Aggregates Co. company
                    guaranty 13s, 2009                                                                      550,800
            740,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                 814,000
          1,433,853 Doe Run Resources Corp. company guaranty Ser. A1,
                    11 3/4s, 2008 (acquired various dates from 7/27/01
                    to 5/27/03, cost $905,472) (RES) (PIK)                                                  573,541
          1,065,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                             1,110,397
            255,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                237,788
            270,000 Equistar Chemicals LP notes 6 1/2s, 2006                                                249,750
          2,345,000 Equistar Chemicals LP/Equistar Funding Corp.
                    company guaranty 10 1/8s, 2008                                                        2,345,000
            550,000 Equistar Chemicals LP/Equistar Funding Corp. 144A
                    sr. notes 10 5/8s, 2011                                                                 544,500
EUR         300,000 Fort James Corp. company guaranty 4 3/4s, 2004                                          334,244
           $415,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                433,675
          1,230,000 Georgia-Pacific Corp. debs. 7.7s, 2015                                                1,131,600
             80,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                 78,800
            160,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                160,000
            445,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                       462,800
            259,000 Georgia-Pacific Corp. 144A sr. notes 7 3/8s, 2008                                       256,410
            760,000 Gerdau Ameristeel Corp/Gusap Partners 144A
                    sr. notes 10 3/8s, 2011 (Canada)                                                        729,600
            298,500 Hercules, Inc. bank term loan FRN Ser. B, 4.4766s,
                    2007 (acquired 12/17/02, cost $297,754) (RES)                                           299,495
          3,040,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         3,526,400
            505,000 Huntsman Advanced Materials, LLC 144A sec.
                    notes 11s, 2010                                                                         535,300
            896,056 Huntsman Corp. bank term loan FRN Ser. A, 6.0441s,
                    2007 (acquired various dates from 3/1/02
                    to 5/1/03, cost $741,276) (RES)                                                         822,452
            436,980 Huntsman Corp. bank term loan FRN Ser. B, 8.4375s,
                    2007 (acquired various dates from 3/1/02
                    to 7/31/03, cost $354,270) (RES)                                                        401,397
          1,430,000 Huntsman ICI Chemicals, Inc. company
                    guaranty 10 1/8s, 2009                                                                1,329,900
          2,025,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      789,750
EUR         590,000 Huntsman International, LLC
                    sr. sub. notes Ser. EXCH, 10 1/8s, 2009                                                 564,388
           $320,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                                 320,000
            567,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 567,000
          1,910,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               2,139,200
            375,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                                 397,500
             80,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006 (In default) (NON)                                                         63,200
          2,360,000 Kaiser Aluminum & Chemical Corp.
                    sr. sub. notes 12 3/4s, 2003 (In default) (NON)                                         188,800
            530,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                          609,500
              2,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                      2,280
            445,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                               451,675
            185,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                     175,750
            525,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                        507,938
             60,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                       55,200
          1,205,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    1,144,750
EUR       1,110,000 MDP Acquisitions PLC sr. notes 10 1/8s, 2012 (Ireland)                                1,330,392
           $442,536 MDP Acquisitions PLC sub. notes 15 1/2s, 2013 (Ireland) (PIK)                           486,790
EUR         310,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                          385,157
           $945,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   968,625
            430,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                     440,750
            695,000 Noveon International bonds 13s, 2011                                                    715,850
            630,000 Noveon International company guaranty Ser. B, 11s, 2011                                 702,450
          1,315,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          1,288,700
          1,255,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    1,298,925
            609,379 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                  524,066
            192,965 Pioneer Cos., Inc. sec. FRN 4.6s, 2006                                                  164,020
          1,095,000 Potlatch Corp. company guaranty 10s, 2011                                             1,193,550
            415,000 Rhodia SA 144A sr. sub. notes 8 7/8s, 2011 (France)                                     400,475
            355,224 Riverwood International Corp. bank term loan FRN
                    Ser. C, 3.861s, 2008 (acquired 4/24/02, cost $355,224) (RES)                            354,780
          2,380,000 Riverwood International Corp. company
                    guaranty 10 7/8s, 2008                                                                2,439,500
            220,000 Riverwood International Corp. company
                    guaranty 10 5/8s, 2007                                                                  227,700
            465,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             385,950
            400,000 Salt Holdings Corp. 144A sr. disc.
                    notes stepped-coupon zero % (12s, 6/1/06), 2013 (STP)                                   232,000
          1,070,000 Salt Holdings Corp. 144A sr. notes stepped-coupon
                    zero % (12 3/4s, 12/15/07), 2012 (STP)                                                  716,900
            310,000 Smurfit-Stone Container Corp. company
                    guaranty 8 1/4s, 2012                                                                   313,100
            280,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                            201,600
            650,000 Solutia, Inc. debs. 7 3/8s, 2027                                                        247,000
          1,340,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                    1,393,600
            194,941 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                     182,270
          1,090,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          1,171,750
            490,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            514,500
          1,105,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                          1,116,050
            725,000 Stone Container Corp. 144A company
                    guaranty 11 1/2s, 2006 (Canada)                                                         768,500
            575,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          543,375
            210,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          198,450
             70,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s,
                    2006 (In default) (NON)                                                                  17,500
            280,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           70,000
          1,015,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                     1,060,675
            710,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004 (In default) (NON)                          230,750
             55,000 Weirton Steel Corp. sr. notes 0 1/2s, 2008 (In default) (NON)                             6,600
          1,290,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)               116,100
            570,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       490,200
                                                                                                      -------------
                                                                                                         52,713,060

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,510,000 American Standard Cos., Inc. company
                    guaranty 7 5/8s, 2010                                                                 1,672,325
            445,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                                469,475
            450,000 Building Materials Corp. company guaranty 8s, 2008                                      421,875
            965,000 Dayton Superior Corp. 144A sec. notes 10 3/4s, 2008                                     950,525
            240,625 NCI Building Systems, Inc. bank term loan FRN
                    Ser. B, 4.35s, 2008 (acquired 9/4/02, cost $240,625) (RES)                              241,126
            630,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             652,050
            120,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        126,300
            460,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        472,075
            415,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     168,075
          1,185,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                     479,925
                                                                                                      -------------
                                                                                                          5,653,751

Capital Goods (5.2%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Advanced Glass Fiber Yarns bank term loan FRN
                    Ser. A, 6 1/2s, 2004 (acquired 9/12/02, cost $245,237) (RES)                            210,000
            310,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s,
                    2009 (In default) (NON)                                                                  15,500
          1,148,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      1,067,640
            313,626 Alliant Techsystems, Inc. bank term loan FRN
                    Ser. C, 3.4924s, 2009 (acquired 5/7/02, cost $313,626) (RES)                            314,567
            212,143 Allied Waste Industries, Inc. bank term loan FRN
                    4.4433s, 2010 (acquired 4/25/03, cost $212,143) (RES)                                   213,816
             35,357 Allied Waste Industries, Inc. bank term loan FRN
                    Ser. C, 4.529s, 2010 (acquired 4/25/03, cost $35,357) (RES)                              35,637
            740,000 Allied Waste North America, Inc. company
                    guaranty Ser. B, 10s, 2009                                                              779,775
          1,975,000 Allied Waste North America, Inc. company
                    guaranty Ser. B, 9 1/4s, 2012                                                         2,157,688
            655,000 Allied Waste North America, Inc. company
                    guaranty Ser. B, 8 7/8s, 2008                                                           697,575
          1,670,000 Allied Waste North America, Inc. company
                    guaranty Ser. B, 8 1/2s, 2008                                                         1,761,850
          1,750,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         1,627,500
            120,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   111,600
            900,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          751,500
            185,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  155,400
            760,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      627,000
            405,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                     435,375
          1,530,000 Blount, Inc. company guaranty 13s, 2009                                               1,315,800
          1,310,000 Blount, Inc. company guaranty 7s, 2005                                                1,244,500
            770,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         877,800
          2,300,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     2,001,000
            880,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                 844,800
EUR         790,000 BSN Financing Co. SA company guaranty Ser. EUR,
                    10 1/4s, 2009 (Luxembourg)                                                              880,175
           $470,000 BSN Glasspack 144A sec. notes 9 1/4s, 2009 (France)                                     526,293
            187,500 Casella Waste Systems, Inc. bank term loan FRN
                    Ser. B, 4.4412s, 2010 (acquired 1/22/03, cost $187,500) (RES)                           188,156
            300,000 Crown Cork & Seal Company, Inc. bank term loan FRN
                    Ser. B, 4.1s, 2008 (acquired 2/21/03, cost $297,000) (RES)                              300,500
            920,000 Crown Holdings SA 144A sec. notes 10 7/8s, 2013 (France)                                975,200
          1,975,000 Crown Holdings SA 144A sec. notes 9 1/2s, 2011 (France)                               2,054,000
          1,310,000 Decrane Aircraft Holdings Co. company
                    guaranty Ser. B, 12s, 2008                                                              615,700
            850,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                          884,000
          1,150,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                        1,288,000
EUR         420,000 Flender Holdings 144A sr. notes 11s, 2010 (Denmark)                                     472,668
           $116,177 Flowserve Corp. bank term loan FRN Ser. C, 3.947s,
                    2009 (acquired 4/30/02, cost $116,177) (RES)                                            116,561
            705,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          810,750
EUR         135,000 Flowserve Finance BV company guaranty 12 1/4s,
                    2010 (Netherlands)                                                                      168,641
           $135,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                    90,450
            300,000 Graham Packaging bank term loan FRN 5.0352s, 2010
                    (acquired 2/18/03, cost $298,500) (RES)                                                 299,250
            915,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                910,425
            730,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                  146,000
            650,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (In default) (NON) (STP)                                      7,150
EUR         380,000 Invensys, PLC sr. unsub. notes 5 1/2s, 2005 (United Kingdom)                            401,138
           $580,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 261,000
            520,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010                                569,400
            420,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                438,900
            245,025 Laidlaw International, Inc. bank term loan FRN 7s,
                    2009 (acquired 6/18/03, cost $240,125) (RES)                                            246,250
          1,025,000 Laidlaw International, Inc. 144A sr. notes 10 3/4s, 2011                              1,091,625
            190,000 Legrand SA debs. 8 1/2s, 2025 (France)                                                  193,800
            425,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                                459,000
EUR         255,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                296,591
           $470,064 Michigan Electric Transmission Co./Michigan
                    Electric Transmission, Inc. bank term loan FRN
                    Ser. B, 3.6s, 2007 (acquired 4/22/02, cost $270,064) (RES)                              470,848
          1,435,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                1,248,450
          1,565,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    1,627,600
            955,000 Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012                                      1,007,525
            775,000 Owens-Brockway Glass 144A sr. notes 8 1/4s, 2013                                        782,750
            725,000 Owens-Brockway Glass 144A sr. sec. notes 7 3/4s, 2011                                   732,250
            135,000 Pliant Corp. company guaranty 13s, 2010                                                 121,500
            715,000 Pliant Corp. 144A sec. notes 11 1/8s, 2009                                              750,750
            930,000 Roller Bearing Company of America company
                    guaranty Ser. B, 9 5/8s, 2007                                                           837,000
          1,650,000 Sequa Corp. sr. notes 9s, 2009                                                        1,757,250
            160,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              168,000
            110,000 Sequa Corp. 144A sr. notes 8 7/8s, 2008                                                 114,675
            855,000 Siebe PLC 144A notes 7 1/8s, 2007 (United Kingdom)                                      799,425
            290,000 Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)                                 247,950
            335,000 Sweetheart Cup Co. company guaranty 12s, 2004                                           298,150
            600,000 TD Funding Corp. 144A sr. sub. notes 8 3/8s, 2011                                       610,500
          1,730,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               1,686,750
            185,000 Terex Corp. company guaranty 8 7/8s, 2008                                               188,700
            915,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    1,001,925
            185,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       190,550
            444,383 Titan Corp. (The) bank term loan FRN Ser. B,
                    4.485s, 2009 (acquired various dates from 5/14/02
                    to 6/3/02, cost $444,383) (RES)                                                         444,754
            515,000 Titan Corp. (The) 144A sr. sub. notes 8s, 2011                                          533,025
             75,000 Transdigm, Inc. bank term loan FRN 4.116s, 2010
                    (acquired 7/21/03, cost $75,000) (RES)                                                   75,656
            430,000 Trimas Corp. company guaranty 9 7/8s, 2012                                              436,450
            380,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                         385,700
            601,596 Veridian Corp. bank term loan FRN Ser. B, 4.35s,
                    2008 (acquired 9/20/02, cost $601,596) (RES)                                            604,228
            510,000 Vought Aircraft Industries Inc. 144A sr. notes 8s, 2011                                 512,550
                                                                                                      -------------
                                                                                                         49,572,857

Commercial and Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
            189,225 Coinmach Corp. bank term loan FRN Ser. B, 4.0327s,
                    2009 (acquired 1/31/02, cost $188,988) (RES)                                            189,792
          1,655,000 Coinmach Corp. sr. notes 9s, 2010                                                     1,746,025
            196,704 Corrections Corp. of America bank term loan FRN
                    4.6698s, 2008 (acquired 2/24/03, cost $196,950) (RES)                                   197,503
            670,372 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           36,870
DEM          77,574 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                         2,455
EUR       1,645,474 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        52,075
           $895,000 IESI Corp. company guaranty 10 1/4s, 2012                                               939,750
            910,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                    11s, 2006 (In default) (NON)                                                              9,100
            123,750 Worldspan bank term loan FRN 4 7/8s, 2007
                    (acquired 6/30/03, cost $122,513) (RES)                                                 124,214
                                                                                                      -------------
                                                                                                          3,297,784

Communication Services (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 ACC Escrow Corp. 144A sr. notes 10s, 2011                                             2,014,950
            550,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon
                    zero % (13 1/2s, 10/1/04), 2009 (STP)                                                   299,750
            890,000 Alamosa Delaware, Inc. company guaranty
                    13 5/8s, 2011                                                                           809,900
            400,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   344,000
              3,000 Alamosa PCS Holdings, Inc. company
                    guaranty stepped-coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                             1,950
          1,970,000 American Cellular Corp. company guaranty 9 1/2s,
                    2009 (In default) (NON)                                                               1,221,400
            405,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             413,100
          1,360,000 American Tower Escrow Corp. disc. notes zero %, 2008                                    897,600
            770,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda) (In default) (NON)                                                            100,100
            340,686 Bell Actimedia bank term loan FRN Ser. C, 5.35s,
                    2010 (acquired 11/26/02, cost $337,279) (RES)                                           343,241
          2,065,000 Centennial Cellular Operating Co. 144A sr. notes 10 1/8s, 2013                        2,018,538
          1,265,000 Cincinnati Bell, Inc. 144A company guaranty 7 1/4s, 2013                              1,198,588
            445,735 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                            2,786
             75,000 Colt Telecommunications Group PLC sr. disc.
                    notes 12s, 2006 (United Kingdom)                                                         75,750
GBP         305,000 Colt Telecommunications Group PLC
                    sr. notes 10 1/8s, 2007 (United Kingdom)                                                465,744
EUR         150,000 Colt Telecommunications Group PLC
                    sr. notes 7 5/8s, 2009 (United Kingdom)                                                 145,177
         $1,405,000 Crown Castle International Corp. sr. disc.
                    notes stepped-coupon zero % (10 3/8s, 5/15/04), 2011 (STP)                            1,376,900
          1,060,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               1,107,700
            150,000 Crown Castle International Corp. sr. notes 9s, 2011                                     151,500
          1,220,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            1,293,200
            365,000 Eircom Funding 144A sr. sub. notes 8 1/4s, 2013 (Ireland)                               372,300
            540,000 Fairpoint Communications, Inc. sr. sub. notes 12 1/2s, 2010                             561,600
            380,000 Firstworld Communication Corp. sr. disc.
                    notes zero %, 2008 (In default) (NON)                                                        38
            459,310 Globix Corp. company guaranty 11s, 2008 (PIK)                                           353,669
            220,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         48,400
             90,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8.6s, 2008 (In default) (NON)                                                            59,850
          1,270,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (In default) (NON) (STP)                                            76,200
            705,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           105,750
          1,000,000 L-3 Communications Corp. Structured Notes
                    Ser. 01-5, 8.82s, 2009 (Issued by COUNTS Trust)                                       1,010,000
            815,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     782,400
            450,000 Metromedia Fiber Network, Inc. sr. notes 10s,
                    2009 (In default) (NON)                                                                  33,750
          1,070,000 Metromedia Fiber Network, Inc. sr. notes Ser. B,
                    10s, 2008 (In default) (NON)                                                             80,250
          1,085,000 Millicom International Cellular SA 144A
                    sr. notes 11s, 2006 (Luxembourg)                                                      1,095,850
            925,000 Nextel Communications, Inc. bank term loan FRN
                    Ser. A, 2.5625s, 2007 (acquired 11/1/02, cost $807,063) (RES)                           893,781
            186,094 Nextel Communications, Inc. bank term loan FRN
                    Ser. B, 4.6875s, 2008 (acquired 12/19/02, cost $172,090) (RES)                          185,695
            186,094 Nextel Communications, Inc. bank term loan FRN
                    Ser. C, 4.9375s, 2008 (acquired 12/19/02, cost $172,090) (RES)                          185,695
             25,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                  26,250
            420,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         449,400
            540,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      587,250
          1,805,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    1,913,300
          1,425,000 Nextel Communications, Inc. sr. notes 7 3/8s, 2015                                    1,396,500
             85,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                            94,138
            760,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               805,600
          2,440,000 Nextel Partners, Inc. 144A sr. notes 8 1/8s, 2011                                     2,269,200
            990,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                475,200
            448,500 PanAmSat Corp. bank term loan FRN Ser. B, 4.6s,
                    2009 (acquired 2/21/02, cost $447,939) (RES)                                            450,342
          1,160,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                          1,206,400
             10,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                                 8,700
            268,125 Qwest Communications International, Inc. bank term
                    loan FRN 6 1/2s, 2007 (acquired 6/5/03, cost $265,444) (RES)                            269,466
          2,855,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   2,926,375
          3,692,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                         3,968,900
             70,000 Rogers Cantel, Ltd. debs. 9 3/8s, 2008 (Canada)                                          72,800
          1,075,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                1,091,125
            380,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  429,400
            420,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                357,000
            480,000 SBA Communications Corp. sr. disc. notes 12s, 2008                                      501,600
            695,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        649,825
            152,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       183,160
          2,690,000 Telus Corp. notes 8s, 2011 (Canada)                                                   3,005,967
            298,500 Time Warner Telecom, Inc. bank term loan FRN
                    Ser. B, 5.1s, 2009 (acquired 1/15/03, cost $260,922) (RES)                              297,008
            375,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       360,000
            710,000 TSI Telecommunication Services, Inc. company
                    guaranty Ser. B, 12 3/4s, 2009                                                          706,450
            550,000 U.S. West, Inc. notes 5 5/8s, 2008                                                      489,500
            577,000 UbiquiTel Operating Co. 144A company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                        328,890
          2,225,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         1,123,625
            565,000 US West Capital Funding, Inc. company
                    guaranty 6 1/4s, 2005                                                                   497,200
          1,500,000 Western Wireless Corp. 144A sr. notes 9 1/4s, 2013                                    1,425,000
            140,000 Williams Communications Group, Inc. notes zero %,
                    2010 (In default) (NON)                                                                       1
            180,000 Williams Communications Group, Inc. notes zero %,
                    2008 (In default) (NON)                                                                       2
            280,000 Williams Communications Group, Inc. notes zero %,
                    2007 (In default) (NON)                                                                       3
                                                                                                      -------------
                                                                                                         48,492,679

Conglomerates (0.4%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Tyco International Group SA company
                    guaranty 6 3/4s, 2011 (Luxembourg)                                                      232,300
          1,485,000 Tyco International Group SA company
                    guaranty 6 3/8s, 2006 (Luxembourg)                                                    1,529,550
            310,000 Tyco International Group SA company
                    guaranty 6 3/8s, 2005 (Luxembourg)                                                      319,300
          1,935,000 Tyco International Group SA notes 6 3/8s, 2011
                    (Luxembourg)                                                                          1,915,650
                                                                                                      -------------
                                                                                                          3,996,800

Consumer (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,470,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                  1,558,200
            300,000 Jostens, Inc. bank term loan FRN Ser. B, 3.61s,
                    2010 (acquired 7/28/03, cost $300,000) (RES)                                            302,125
            730,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              839,500
          2,330,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          2,399,900
                                                                                                      -------------
                                                                                                          5,099,725

Consumer Staples (8.5%)
-------------------------------------------------------------------------------------------------------------------
             29,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                              29,218
            110,000 Adelphia Communications Corp. notes Ser. B,
                    9 7/8s, 2005 (In default) (NON)                                                          72,050
            560,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)                368,200
             25,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011 (In default) (NON)                 17,250
             75,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009 (In default) (NON)                  50,625
          1,505,000 Adelphia Communications Corp. sr. notes Ser. B,
                    7 3/4s, 2009 (In default) (NON)                                                         989,538
            370,000 Ahold Finance USA eurobonds 6 3/8s, 2005                                                404,114
            485,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                     521,375
          1,055,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   1,091,925
            990,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,014,750
            445,065 American Seafood Group, LLC bank term loan FRN
                    Ser. B, 4.35s, 2009 (acquired 4/11/02, cost $444,620) (RES)                             445,343
            304,417 AMF Bowling Worldwide bank term loan FRN Ser. B,
                    5.5283s, 2008 (acquired 3/1/02, cost $303,656) (RES)                                    304,291
            451,518 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                  153,516
            890,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                  979,000
            315,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007 (In default) (NON)               154,350
            450,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D,
                    9 7/8s, 2007 (In default) (NON)                                                         220,500
            735,000 Brand Services, Inc. company guaranty 12s, 2012                                         830,550
          2,320,000 British Sky Broadcasting PLC company
                    guaranty 6 7/8s, 2009 (United Kingdom)                                                2,528,800
            685,000 Capital Records Inc. 144A company guaranty 8 3/8s, 2009                                 698,700
            257,885 Carmike Cinemas, Inc. bank term loan FRN Ser. B,
                    7 3/4s, 2005 (acquired 10/4/02, cost $251,663) (RES)                                    258,744
          1,120,000 Century Cable Holdings bank term loan FRN 6s, 2009
                    (acquired various dates from 5/22/02 to 6/11/02, cost $980,796) (RES)                   939,200
            248,741 Charter Communications Holdings, LLC bank term
                    loan FRN Ser. B, 3.86s, 2008 (acquired 1/9/03, cost $216,093) (RES)                     234,023
            360,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. disc. notes stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                    178,200
            735,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. disc. notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                    396,900
            595,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. disc. notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                    380,800
          2,180,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 11 1/8s, 2011                                                               1,749,450
          1,195,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10 3/4s, 2009                                                                 958,988
            585,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10 1/4s, 2010                                                                 454,838
          2,310,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10s, 2011                                                                   1,744,050
            995,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 9 5/8s, 2009                                                                  766,150
            525,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 5/8s, 2009                                                                  391,125
            130,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 1/4s, 2007                                                                  103,675
            910,000 Cinemark USA, Inc. sr. sub. notes 9s, 2013                                              973,700
          1,805,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,859,150
            210,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                214,200
            420,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                            446,250
            595,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          624,750
            247,500 Constellation Energy Group, Inc. bank term loan FRN Ser. B,
                    3 7/8s, 2008 (acquired 3/20/03, cost $247,500) (RES)                                    249,480
          2,575,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             2,568,563
            240,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                   244,800
            310,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                   327,825
            780,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                        811,200
            347,413 Del Monte Foods Co. bank term loan FRN Ser. B,
                    4.8581s, 2010 (acquired 12/16/02, cost $345,676) (RES)                                  349,671
            165,000 DirecTV bank term loan FRN Ser. B, 4.7539s, 2010
                    (acquired 3/4/03, cost $165,000) (RES)                                                  165,639
          1,315,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                     1,453,075
          3,586,000 Diva Systems Corp. sr. disc. notes Ser. B,
                    12 5/8s, 2008 (In default) (NON)                                                        286,880
          1,150,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                        1,086,750
             57,033 Dole Food Co. bank term loan FRN Ser. B, 5.0446s,
                    2008 (acquired 3/28/03, cost $57,033) (RES)                                              57,484
            275,000 Dole Food Co. sr. notes 7 1/4s, 2009                                                    283,250
            365,000 Dole Food Co. 144A sr. notes 8 7/8s, 2011                                               381,425
            510,000 Domino's, Inc. 144A sr. sub. notes 8 1/4s, 2011                                         532,950
            560,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                380,800
          2,795,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                            3,081,488
          3,155,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             3,509,938
            125,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  139,375
GBP         170,000 EMI Group eurobonds 9 3/4s, 2008 (United Kingdom)                                       276,674
           $297,000 Emmis Communications Corp. bank term loan FRN
                    Ser. C, 3 3/8s, 2009 (acquired 6/20/02, cost $296,629) (RES)                            298,238
            335,000 Emmis Communications Corp. company
                    guaranty Ser. B, 8 1/8s, 2009                                                           345,888
             90,000 Emmis Communications Corp. sr. disc.
                    notes stepped-coupon zero % (12 1/2s, 3/15/06), 2011 (STP)                               76,950
            865,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008 (In default) (NON)                    103,800
            720,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010 (In default) (NON)                             97,200
            290,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                          292,900
            365,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 373,213
             55,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                  54,450
            840,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  827,400
          1,130,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,096,100
            585,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                     634,725
            105,000 Insight Midwest LP/Insight Capital, Inc. bank term
                    loan FRN 4.0625s, 2009 (acquired 11/5/01, cost $104,803) (RES)                          105,253
            430,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                        460,100
            135,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009                         139,725
             52,627 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                             43,944
            815,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                               692,750
            350,000 LIN Television Corp. company guaranty 8s, 2008                                          371,000
            450,000 MGM Studios bank term loan FRN Ser. B, 4.1s, 2008
                    (acquired 6/10/02, cost $450,000) (RES)                                                 449,719
          1,270,000 News America Holdings, Inc. company guaranty 9 1/4s, 2013                             1,593,107
             92,230 Nexstar Broadcasting bank term loan FRN Ser. B,
                    4.29s, 2011 (acquired 2/5/03, cost $92,230) (RES)                                        92,441
             39,020 Nexstar Mission Broadcasting bank term loan FRN
                    4.29s, 2011 (acquired 2/5/03, cost $39,020) (RES)                                        39,109
          1,560,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         1,560,000
            465,000 Olympus Cable bank term loan FRN Ser. B, 6s, 2010
                    (acquired various dates from 6/20/02 to 11/6/02,
                    cost $374,206) (RES)                                                                    407,805
            510,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               479,400
            297,000 Playtex Products, Inc. bank term loan FRN Ser. C,
                    4.6191s, 2009 (acquired 6/3/02, cost $297,000) (RES)                                    296,443
          2,195,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  2,107,200
            630,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                78,750
            900,000 Premier International Foods PLC sr. notes 12s,
                    2009 (United Kingdom)                                                                   990,000
            390,000 Premier Parks, Inc. sr. notes 10s, 2007                                                 369,525
          1,565,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   1,533,700
          2,658,731 Quorum Broadcast Holdings, LLC notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                     1,943,266
            980,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    421,400
            178,000 Rayovac Corp. bank term loan FRN Ser. B, 4.9238s,
                    2009 (acquired 9/26/02, cost $177,822) (RES)                                            178,000
            502,000 RCN Corp. sr. disc. notes Ser. B, zero %, 2008                                          205,820
            560,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                               617,400
            980,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                          1,011,752
            640,000 Revlon Consumer Products sr. notes 9s, 2006                                             408,000
            500,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         318,750
            165,000 Rite Aid Corp. bank term loan FRN 4.6035s, 2008
                    (acquired 5/16/03, cost $164,794) (RES)                                                 165,660
            780,000 Rite Aid Corp. 144A notes 9 1/2s, 2011                                                  830,700
            160,000 Rite Aid Corp. 144A notes 6s, 2005                                                      152,000
            945,000 Rite Aid Corp. 144A sr. notes 9 1/4s, 2013                                              933,188
            525,000 Rite Aid Corp. 144A sr. sec. notes 8 1/8s, 2010                                         535,500
            780,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          830,700
            296,256 Roundy's, Inc. bank term loan FRN 3.6304s, 2009
                    (acquired 6/3/02, cost $296,256) (RES)                                                  296,395
          1,130,000 Sbarro, Inc. company guaranty 11s, 2009                                                 987,338
            670,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          700,150
            423,170 Shoppers Drug Mart bank term loan FRN Ser. F,
                    3 1/8s, 2009 (acquired various dates from 5/22/02
                    to 5/29/02, cost $424,907) (RES)                                                        423,611
          1,120,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        112
            440,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                            468,600
            525,000 Sinclair Broadcast Group, Inc. company guaranty 8s, 2012                                538,125
            281,250 Six Flags, Inc. bank term loan FRN Ser. B, 3.37s,
                    2009 (acquired 1/15/03, cost $280,898) (RES)                                            280,605
          3,935,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                3,561,175
          1,840,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom) (In default) (NON)                                                     692,300
            300,000 TeleWest Communications PLC debs. 9 5/8s, 2006
                    (United Kingdom) (In default) (NON)                                                     112,500
            255,000 TeleWest Communications PLC sr. notes Ser. S,
                    9 7/8s, 2010 (United Kingdom) (In default) (NON)                                         94,988
            105,000 TeleWest Communications PLC 144A sr. notes 11 1/4s,
                    2008 (United Kingdom) (In default) (NON)                                                 39,375
          1,880,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands) (In default) (NON)                                                        397,150
          3,010,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                   617,050
            180,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands) (In default) (NON)                                                         56,025
            400,000 United Rentals (North America), Inc. company
                    guaranty Ser. B, 10 3/4s, 2008                                                          430,000
            165,000 Vivendi Universal SA bank term loan FRN Ser. B,
                    3.8574s, 2008 (acquired 6/23/03, cost $165,000) (France) (RES)                          165,722
            755,000 Vivendi Universal SA 144A notes 6 1/4s, 2008 (France)                                   737,069
            630,000 Vivendi Universal SA 144A sr. notes 9 1/4s, 2010 (France)                               700,875
            955,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                   923,963
          1,663,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   1,800,198
            113,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                          113,565
             50,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 56,250
            370,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                400,525
          1,470,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               1,587,600
                                                                                                      -------------
                                                                                                         80,479,792

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------
            970,000 Arch Western Finance, LLC 144A sr. notes 6 3/4s, 2013                                   955,450
            960,000 Belden & Blake Corp. company guaranty Ser. B, 9 7/8s, 2007                              892,800
            890,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         947,850
            475,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                       517,750
            345,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                   365,700
            155,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                   163,331
            215,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  224,138
          1,515,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                   1,560,450
          1,220,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               1,305,400
            975,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                             994,500
            310,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        325,500
            645,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                    677,250
            850,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                          881,875
            420,000 Forest Oil Corp. sr. notes 8s, 2011                                                     442,050
            275,000 Forest Oil Corp. sr. notes 8s, 2008                                                     289,438
          2,720,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                          2,849,200
            595,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                633,675
            410,000 Key Energy Services, Inc. sr. notes 6 3/8s, 2013                                        408,975
            105,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              111,825
            980,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       1,043,700
            400,000 OAO Gazprom notes Ser. REGS, 9 5/8s, 2013 (Russia)                                      419,000
            450,000 Offshore Logistics, Inc. 144A sr. notes 6 1/8s, 2013                                    427,500
            755,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                              807,850
            123,441 Peabody Energy Corp. bank term loan FRN Ser. B,
                    3.6925s, 2010 (acquired 3/20/03, cost $123,441) (RES)                                   124,315
          1,525,000 Pemex Project Funding Master Trust 144A bonds 8 5/8s, 2022                            1,647,000
          1,850,000 Pemex Project Funding Master Trust 144A notes 7 3/8s, 2014                            1,937,875
          1,410,000 Petronas Capital, Ltd. company guaranty 7 7/8s, 2022 (Malaysia)                       1,570,458
            315,000 Petronas Capital, Ltd. company guaranty 7s, 2012 (Malaysia)                             350,060
          2,830,000 Petronas Capital, Ltd. 144A company guaranty 7 7/8s,
                    2022 (Malaysia)                                                                       3,152,054
          1,120,000 Petronas Capital, Ltd. 144A company guaranty 7s,
                    2012 (Malaysia)                                                                       1,244,656
          3,500,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           4,226,250
            160,000 Pioneer Natural Resources Co. company guaranty 7.2s, 2028                               168,000
            525,000 Plains All American Pipeline LP/Plains All
                    American Finance Corp. company guaranty 7 3/4s, 2012                                    564,375
            800,000 Plains Exploration & Production Co. company
                    guaranty Ser. B, 8 3/4s, 2012                                                           832,000
            675,000 Plains Exploration & Production Co. 144A
                    sr. sub. notes 8 3/4s, 2012                                                             702,000
            920,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  984,400
            591,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   609,469
            750,000 Seabulk International, Inc. 144A sr. notes 9 1/2s, 2013                                 750,000
            420,000 Seven Seas Petroleum, Inc. sr. notes Ser. B,
                    12 1/2s, 2005 (In default) (NON)                                                         46,200
          1,035,000 Star Gas Partners LP/Star Gas Finance Co.
                    sr. notes 10 1/4s, 2013                                                               1,086,750
            550,000 Star Gas Propane bank term loan FRN 8.04s, 2009
                    (acquired 5/7/03, cost $539,000) (RES)                                                  541,750
            210,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        217,875
          1,000,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        1,052,500
            460,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                           480,700
            660,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                            709,500
            500,000 Tesoro Petroleum Corp. sec. notes 8s, 2008                                              510,000
          1,030,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                               741,600
            205,000 Universal Compression, Inc. 144A sr. notes 7 1/4s, 2010                                 207,050
            900,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                          963,000
            605,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     641,300
            205,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     216,275
            165,000 Weg Acquistion bank term loan FRN 5.61s, 2008
                    (acquired 6/13/03, cost $163,350) (RES)                                                 166,238
          1,110,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                1,182,150
            385,000 Westport Resources Corp. 144A company guaranty 8 1/4s, 2011                             410,025
            530,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 575,050
            320,000 XTO Energy, Inc. sr. notes 6 1/4s, 2013                                                 321,600
                                                                                                      -------------
                                                                                                         46,177,682

Financial (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,470,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                                 926,100
            700,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                  701,750
            530,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    323,300
            170,000 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                                 169,082
          1,075,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                           1,114,990
          3,046,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 1,370,700
            330,252 Hilb, Rogal & Hamilton Co. bank term loan FRN
                    Ser. B, 3 7/8s, 2007 (acquired 6/20/02, cost $330,252) (RES)                            332,729
            247,500 Infinity Inc. bank term loan FRN 3.6s, 2010
                    (acquired 7/2/03, cost $247,500) (RES)                                                  248,738
          1,135,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                      1,214,450
            625,000 iStar Financial, Inc. sr. notes 7s, 2008 (R)                                            632,813
          6,345,900 JPMorgan HYDI 144A notes 8s, 2008                                                     6,139,658
            338,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s,
                    2008 (In default) (NON)                                                                       3
             81,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                81,405
          1,070,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       1,070,000
          2,890,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,420,136
            760,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                          836,000
                                                                                                      -------------
                                                                                                         18,581,854

Gaming & Lottery (3.0%)
-------------------------------------------------------------------------------------------------------------------
            690,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                  772,800
            900,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        976,500
            230,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               244,950
            250,000 Borgata Resorts bank term loan FRN Ser. B,
                    5.1793s, 2007 (acquired 6/5/02, cost $249,375) (RES)                                    250,313
          1,050,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         1,126,125
            500,000 Chumash Casino & Resort Enterprise 144A
                    sr. notes 9s, 2010                                                                      540,000
          1,245,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  1,372,613
            980,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              970,200
          1,250,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               1,331,250
            900,000 International Game Technology sr. notes 8 3/8s, 2009                                  1,063,458
          1,195,000 Majestic Investor Holdings/Capital Corp. company
                    guaranty 11.653s, 2007                                                                1,200,975
            600,000 Mandalay Resort Group 144A sr. notes 6 1/2s, 2009                                       595,500
          2,730,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        3,043,950
            680,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                                 720,800
             75,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                   80,250
            270,000 Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/8s, 2011                                                             290,925
            980,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                               1,043,700
            790,000 Mohegan Tribal Gaming Authority 144A
                    sr. sub. notes 6 3/8s, 2009                                                             776,175
          1,410,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 1,515,750
            525,000 Park Place Entertainment Corp. sr. notes 7s, 2013                                       536,813
            545,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              595,413
            155,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                              168,175
            299,250 Penn National Gaming, Inc. bank term loan FRN
                    Ser. B, 5.1029s, 2010 (acquired 2/19/03, cost $298,876) (RES)                           299,923
            640,000 Penn National Gaming, Inc. company
                    guaranty Ser. B, 11 1/8s, 2008                                                          708,800
          1,320,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                1,402,500
            165,000 Pinnacle Entertainment, Inc. bank term loan FRN
                    Ser. B, 5.725s, 2008 (acquired 4/3/03, cost $162,938) (RES)                             165,825
            305,000 Pinnacle Entertainment, Inc.
                    sr. sub. notes Ser. B, 9 1/2s, 2007                                                     301,950
            495,000 Resorts International Hotel and Casino, Inc.
                    company guaranty 11 1/2s, 2009                                                          471,488
            785,000 Riviera Holdings Corp. company guaranty 11s, 2010                                       768,319
            373,125 Scientific Gaming bank term loan FRN Ser. B, 4.6s,
                    2008 (acquired 12/11/02, cost $371,259) (RES)                                           373,591
          1,060,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          1,139,500
            570,000 Trump Atlantic City Associates company
                    guaranty 11 1/4s, 2006                                                                  453,150
          2,135,000 Trump Casino Holdings, LLC 144A mtge. 11 5/8s, 2010                                   1,942,850
          1,300,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                                1,436,500
                                                                                                      -------------
                                                                                                         28,681,031

Health Care (3.5%)
-------------------------------------------------------------------------------------------------------------------
             79,133 ALARIS Medical Systems, Inc. bank term loan FRN
                    3.8695s, 2009 (acquired 6/30/03, cost $79,153) (RES)                                     79,891
            710,000 ALARIS Medical Systems, Inc. sr. sub. notes 7 1/4s, 2011                                710,000
          2,392,600 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 2,554,101
             16,500 Alderwoods Group, Inc. company guaranty 11s, 2007                                        16,995
            966,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                     961,170
            605,000 AmerisourceBergen Corp. company guaranty 7 1/4s, 2012                                   632,225
            780,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          834,600
            510,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         561,000
          1,210,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    1,252,350
            446,625 Community Health Systems, Inc. bank term loan FRN
                    Ser. B, 3.78s, 2010 (acquired 7/11/02, cost $446,625) (RES)                             447,253
            255,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                        288,150
            300,000 DaVita, Inc. bank term loan FRN Ser. C, 3.616s,
                    2009 (acquired 7/17/03, cost $300,000) (RES)                                            300,938
            690,000 Extendicare Health Services, Inc. company
                    guaranty 9 1/2s, 2010                                                                   729,675
            299,250 Fisher Scientific International, Inc. bank term loan
                    FRN Ser. B, 3.6s, 2010 (acquired 2/13/03, cost $299,250) (RES)                          300,372
            299,250 Fresenius Medical Care AG bank term loan FRN
                    3.6991s, 2010 (acquired 2/18/03, cost $299,250) (RES)                                   300,933
             52,272 Genesis Health Ventures, Inc. sec. notes FRN 6.114s, 2007                                51,749
            835,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                            910,150
            205,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              222,425
            920,000 HCA, Inc. debs. 7.19s, 2015                                                             892,927
            350,000 HCA, Inc. notes 8.36s, 2024                                                             352,513
            750,000 HCA, Inc. notes 7.69s, 2025                                                             703,363
          1,385,000 HCA, Inc. notes 7s, 2007                                                              1,454,976
          1,525,000 Healthsouth Corp. notes 7 5/8s, 2012 (In default) (NON)                               1,265,750
            705,000 Healthsouth Corp. sr. notes 8 1/2s, 2008 (In default) (NON)                             592,200
            340,000 Healthsouth Corp. sr. notes 8 3/8s, 2011 (In default) (NON)                             285,600
            290,000 Healthsouth Corp. sr. notes 7s, 2008 (In default) (NON)                                 240,700
            560,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                       621,600
            105,000 IASIS Healthcare Corp. 144A sr. sub. notes 8 1/2s, 2009                                 105,000
          1,260,000 Integrated Health Services, Inc.
                    sr. sub. notes Ser. A, 9 1/2s, 2007 (In default) (NON)                                   26,775
            620,000 Integrated Health Services, Inc.
                    sr. sub. notes Ser. A, 9 1/4s, 2008 (In default) (NON)                                   13,950
            256,930 Kinetic Concepts, Inc. bank term loan FRN Ser. C,
                    3.85s, 2005 (acquired 11/5/01, cost $257,251) (RES)                                     256,609
          1,990,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008 (In default) (NON)               905,450
            365,000 Magellan Health Services., Inc. 144A
                    sr. notes 9 3/8s, 2007 (In default) (NON)                                               357,700
            206,250 Medex, Inc. bank term loan FRN 4.85s, 2009
                    (acquired various dates from 5/16/03 to 6/16/03, cost $206,147) (RES)                   207,109
            940,000 Mediq, Inc. debs. zero %, 2009 (In default) (NON)                                            94
          1,285,000 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                 1,342,825
          2,690,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          40,350
EUR         535,000 NYCO Holdings 144A 11 1/2s, 2013                                                        606,906
           $535,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                    567,100
            510,000 Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                                              489,600
          1,575,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                        1,779,750
            770,000 Province Healthcare Co. sr. sub. notes 7 1/2s, 2013                                     739,200
            390,000 Service Corp. International debs. 7 7/8s, 2013                                          378,300
            115,000 Service Corp. International notes 7.7s, 2009                                            115,575
            105,000 Service Corp. International notes 7.2s, 2006                                            106,575
             35,000 Service Corp. International notes 6 7/8s, 2007                                           34,738
            155,000 Service Corp. International notes 6 1/2s, 2008                                          150,350
          1,435,000 Service Corp. International notes 6s, 2005                                            1,438,588
            370,000 Service Corp. International notes Ser. (a), 7.7s, 2009                                  371,850
          1,010,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         1,131,200
            160,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                           145,200
            520,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                           495,300
          2,785,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           3,077,425
             45,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                              47,925
            425,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                461,125
                                                                                                      -------------
                                                                                                         32,956,175

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
            610,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                    651,175
            390,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                         423,150
            880,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                924,000
            265,000 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                261,025
             10,000 D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                  9,200
            630,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                           722,925
            795,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                            850,650
            180,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                191,700
            290,000 K. Hovnanian Enterprises, Inc. 144A sr. sub. notes 7 3/4s, 2013                         292,900
          1,085,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   1,188,075
             85,000 KB Home sr. sub. notes 7 3/4s, 2010                                                      89,250
            860,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               971,800
            750,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                      847,500
             55,000 Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012                               58,850
            190,000 Technical Olympic USA, Inc. company guaranty 9s, 2010                                   201,400
            135,000 Technical Olympic USA, Inc. 144A sr. sub. notes 10 3/8s, 2012                           144,450
            590,000 Toll Corp. company guaranty 8 1/8s, 2009                                                613,600
            170,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  184,450
            220,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    239,800
            735,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                     775,425
                                                                                                      -------------
                                                                                                          9,641,325

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Sealy Mattress Co. company guaranty Ser. B, zero %, 2002                                980,000
          1,220,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,183,400
                                                                                                      -------------
                                                                                                          2,163,400

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,187,000 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   1,216,675
          1,175,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                1,251,375
            440,000 HMH Properties, Inc. company guaranty Ser. A, 7 7/8s, 2005 (R)                          445,500
          5,940,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)                        5,925,150
            345,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      349,313
            815,000 ITT Corp. notes 6 3/4s, 2005                                                            843,525
          2,085,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                      2,184,038
            720,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                        729,000
            135,000 Starwood Hotels & Resorts Worldwide, Inc. company
                    guaranty 7 7/8s, 2012                                                                   143,100
            535,000 Starwood Hotels & Resorts Worldwide, Inc. company
                    guaranty 7 3/8s, 2007                                                                   553,725
            206,250 Wyndham International, Inc. bank term loan FRN
                    6.029s, 2006 (acquired 5/21/03, cost $165,000) (RES)                                    173,018
                                                                                                      -------------
                                                                                                         13,814,419

Publishing (2.1%)
-------------------------------------------------------------------------------------------------------------------
             58,929 Affinity Group Holdings bank term loan FRN
                    Ser. B1, 5.116s, 2009 (acquired 5/27/03, cost $58,781) (RES)                             59,076
            146,953 Affinity Group Holdings bank term loan FRN Ser. B2,
                    5.116s, 2009 (acquired 5/27/03, cost $146,586) (RES)                                    147,321
          1,657,000 Affinity Group Holdings sr. notes 11s, 2007                                           1,698,425
            760,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               784,700
            290,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                       298,700
            625,000 Hollinger International Publishing, Inc. sr. notes 9s, 2010                             646,875
          1,985,785 Hollinger Participation Trust 144A
                    sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                2,273,686
            740,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                   7,400
            680,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                         724,200
            165,000 Moore Wallace bank term loan FRN Ser. B, 4.2688s,
                    2010 (acquired 3/13/03, cost $165,000) (RES)                                            165,206
            282,718 PRIMEDIA, Inc. bank term loan FRN Ser. B, 4.0979s,
                    2009 (acquired 2/10/03, cost $270,702) (RES)                                            274,943
          2,045,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          2,091,013
            470,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            460,600
          1,110,000 PRIMEDIA, Inc. 144A sr. notes 8s, 2013                                                1,110,000
            300,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                          243,000
          1,380,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 1,552,500
            373,125 RH Donnelley Finance Corp. I bank term loan FRN
                    Ser. B, 5.1709s, 2010 (acquired 12/4/02, cost $373,125) (RES)                           379,966
          1,290,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                              1,396,425
            825,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                          928,125
            252,057 Sum Media bank term loan FRN Ser. B, 3.61s, 2009
                    (acquired 2/4/03, cost $252,057) (RES)                                                  252,294
          1,215,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                   1,202,850
          1,545,000 Vertis, Inc. 144A sec. notes 9 3/4s, 2009                                             1,595,213
            800,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                  856,000
            370,000 Von Hoffman Press, Inc. company guaranty FRN 10 3/8s, 2007                              371,850
            468,767 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                           433,609
             87,000 Yell Finance BV sr. notes 10 3/4s, 2011 (Netherlands)                                    98,745
                                                                                                      -------------
                                                                                                         20,052,722

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
            129,872 Advance Stores bank term loan FRN Ser. C, 4.0049s,
                    2007 (acquired 3/4/03, cost $129,872) (RES)                                             130,424
            800,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                 784,000
          1,230,000 Autonation, Inc. company guaranty 9s, 2008                                            1,353,000
            460,000 Gap, Inc. (The) notes 6.9s, 2007                                                        484,150
            520,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                               566,800
          1,160,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                             1,136,800
          1,645,000 JC Penney Co., Inc. debs. 7.95s, 2017                                                 1,595,650
            245,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                   230,300
             40,000 JC Penney Co., Inc. notes 8s, 2010                                                       40,600
            450,000 JC Penney Co., Inc. notes Ser. MTNA, 7.05s, 2005                                        455,625
          2,190,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              2,266,650
            715,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                   754,325
                                                                                                      -------------
                                                                                                          9,798,324

Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
            880,000 AMI Semiconductor, Inc. company guaranty 10 3/4s, 2013                                  994,400
            205,734 Amkor Technologies, Inc. bank term loan FRN 5.1s,
                    2006 (acquired 4/17/03, cost $206,005) (RES)                                            208,177
            540,000 Amkor Technologies, Inc. structured notes 12.58s,
                    2005 (issued by STEERS Credit Linked Trust 2000)                                        561,600
            270,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                297,000
            770,000 DigitalNet Holdings Inc. 144A sr. notes 9s, 2010                                        754,600
            305,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       315,675
            232,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              237,800
          1,890,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       1,927,800
            100,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                             64,250
          3,360,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           2,167,200
             75,000 Lucent Technologies, Inc. notes 5 1/2s, 2008                                             60,750
          1,460,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                     1,394,300
            785,000 ON Semiconductor Corp. company guaranty 13s, 2008                                       808,550
          1,095,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                            952,650
            855,000 Seagate Technology Hdd Holdings company
                    guaranty 8s, 2009 (Cayman Islands)                                                      923,400
            208,982 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                    114,940
            260,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        261,300
            555,000 Xerox Corp. notes Ser. MTN, 7.2s, 2016                                                  510,600
          2,480,000 Xerox Corp. sr. notes 7 1/8s, 2010                                                    2,380,800
            750,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 810,000
EUR         270,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 324,368
                                                                                                      -------------
                                                                                                         16,070,160

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
           $780,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                       5,850
          1,145,000 Levi Strauss & Co. sr. notes 12 1/4s, 2012                                              967,525
            635,000 Oxford Industries, Inc. 144A sr. notes 8 7/8s, 2011                                     665,163
            695,000 Russell Corp. company guaranty 9 1/4s, 2010                                             743,650
            850,000 William Carter Holdings Co. (The) company
                    guaranty Ser. B, 10 7/8s, 2011                                                          952,000
                                                                                                      -------------
                                                                                                          3,334,188

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------------------------------------------
            825,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                     606,375

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada) (In default) (NON)                     56,000
          1,340,093 Air2 US 144A sinking fund Ser. D, 12.266s, 2020 (In default) (NON)                       40,203
            620,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                             551,800
            525,000 American Airlines, Inc. pass-through certificates
                    Ser. 01-1, 6.817s, 2011                                                                 441,000
            350,000 American Airlines, Inc. pass-through certificates
                    Ser. 99-1, 7.024s, 2009                                                                 332,500
          1,365,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        1,078,350
            450,000 Continental Airlines, Inc. pass-through
                    certificates Ser. D, 7.568s, 2006                                                       333,000
          1,300,000 CSX Corp. notes 6 1/4s, 2008                                                          1,424,498
            550,000 Delta Air Lines, Inc. pass-through certificates
                    Ser. 00-1, 7.779s, 2005                                                                 453,369
            359,542 Delta Air Lines, Inc. pass-through certificates
                    Ser. 02-1, 7.779s, 2012                                                                 298,420
          1,285,000 Evergreen International Aviation, Inc. 144A sec.
                    notes 12s, 2010                                                                       1,278,575
EUR         500,000 Fixed-Link Finance BV sec. notes FRN Ser. B2-X,
                    7.85s, 2009 (Netherlands)                                                               444,533
         $1,270,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                        1,416,050
            260,000 Kansas City Southern Railway Co. company guaranty 7 1/2s, 2009                          269,100
          1,435,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    1,542,625
            300,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 301,500
            770,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  635,250
            655,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                         478,150
            351,415 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                349,658
            274,029 Pacer International, Inc. bank term loan FRN
                    4.4548s, 2010 (acquired 6/10/03, cost $274,966) (RES)                                   276,085
            260,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          299,000
            737,147 US Air, Inc. pass-through certificates Ser. 93-A3,
                    10 3/8s, 2013 (In default) (NON)                                                        294,859
                                                                                                      -------------
                                                                                                         12,594,525

Utilities & Power (4.2%)
-------------------------------------------------------------------------------------------------------------------
             77,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   71,803
             43,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                   40,313
          1,085,000 AES Corp. (The) 144A sec. notes 9s, 2015                                              1,057,875
          1,005,000 AES Corp. (The) 144A sec. notes 8 3/4s, 2013                                            964,800
          1,300,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                       1,085,500
            470,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                               474,700
            595,000 Avon Energy Partners Holdings 144A notes 7.05s,
                    2007 (United Kingdom)                                                                   519,138
             55,000 Avon Energy Partners Holdings 144A notes 6.46s,
                    2008 (United Kingdom)                                                                    45,096
            595,000 Calpine Canada Energy Finance company
                    guaranty 8 1/2s, 2008 (Canada)                                                          440,300
            375,000 Calpine Corp. bank term loan FRN 6.866s, 2007
                    (acquired 7/11/03, cost $375,000) (RES)                                                 349,821
            530,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    384,250
          1,750,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,277,500
            570,000 Calpine Corp. sr. notes 7 5/8s, 2006                                                    473,100
          3,030,000 Calpine Corp. 144A sec. notes 8 1/2s, 2010                                            2,727,000
            390,000 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008                                   408,476
            335,000 CenterPoint Energy Resources Corp. 144A notes 7 7/8s, 2013                              364,096
              3,700 CMS Energy Corp. bank term loan FRN Ser. C, 9s,
                    2004 (acquired 4/21/03, cost $3,654) (RES)                                                3,700
            210,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     205,800
          1,190,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 1,178,100
            440,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                 433,400
            250,000 CMS Energy Corp. 144A sr. notes 7 3/4s, 2010                                            237,500
            140,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                      150,675
          1,125,000 Dynegy Holdings, Inc. company guaranty 6 3/4s, 2005                                   1,113,750
            240,000 Dynegy Holdings, Inc. sr. notes 8 1/8s, 2005                                            240,000
            205,000 Dynegy Holdings, Inc. sr. notes 7.45s, 2006                                             200,900
            425,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                            316,625
            520,000 Edison Mission Energy sr. notes 10s, 2008                                               410,800
            530,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                            413,400
            295,000 Edison Mission Energy sr. notes 7.73s, 2009                                             221,250
            215,000 El Paso CGP Co. debs. 6 1/2s, 2008                                                      172,000
            275,000 El Paso CGP Co. notes 6 3/8s, 2009                                                      213,125
            385,000 El Paso Corp. notes Ser. MTN, 6.95s, 2007                                               315,700
            170,000 El Paso Corp. sr. notes 7 3/8s, 2012                                                    131,750
            505,000 El Paso Natural Gas Co. 144A sr. notes 7 5/8s, 2010                                     479,750
          1,285,000 El Paso Production Holding Co. 144A sr. notes 7 3/4s, 2013                            1,178,988
            895,000 Gemstone Investor, Ltd. 144A company guaranty 7.71s, 2004                               865,913
          1,275,000 Israel Electric Corp., Ltd. notes Ser. REGS, 7.95s, 2011 (Israel)                     1,372,363
          1,105,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                  1,292,850
            535,000 Midwest Generation LLC pass-through certificates Ser. A, 8.3s, 2009                     502,900
            535,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011 (In default) (NON)                399,913
          1,625,000 Mirant Americas Generation, Inc. sr. notes 7 5/8s, 2006 (In default) (NON)            1,186,250
            390,000 Mirant Americas Generation, Inc. sr. notes 7.2s, 2008 (In default) (NON)                282,750
            390,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     195,000
                186 Northeast Utilities notes Ser. A, 8.58s, 2006                                               211
            465,000 Northwest Pipeline Corp. company guaranty 8 1/8s, 2010                                  477,788
          1,185,000 Northwestern Corp. notes 8 3/4s, 2012                                                   873,938
            500,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)               515,000
            865,000 PG&E Corp. 144A sec. notes 6 7/8s, 2008                                                 877,975
            220,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                    223,300
            850,000 PSEG Energy Holdings, Inc. notes 7 3/4s, 2007                                           871,250
            670,000 SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013                                          676,700
            260,000 Sierra Pacific Power Co. collateralized Ser. MTNC, 6.82s, 2006                          258,050
             25,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                             25,750
            990,000 Sierra Pacific Resources notes 8 3/4s, 2005                                             994,950
            500,000 Southern California Edison Co. bank term loan FRN
                    4 3/8s, 2005 (acquired 2/28/02, cost $499,250) (RES)                                    500,938
            130,000 Southern California Edison Co. notes 6 3/8s, 2006                                       131,788
          1,270,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                1,371,600
            440,000 Teco Energy, Inc. notes 10 1/2s, 2007                                                   486,200
            220,000 Teco Energy, Inc. notes 7.2s, 2011                                                      209,000
            570,000 Teco Energy, Inc. notes 7s, 2012                                                        535,800
            510,000 Teco Energy, Inc. sr. notes 7 1/2s, 2010                                                497,250
            815,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          903,631
            790,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                      754,450
            525,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                            531,563
          1,010,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                            959,500
            975,000 Williams Cos., Inc. (The) sr. notes 8 5/8s, 2010                                        972,563
            520,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                        468,000
            165,000 Williams Products bank term loan FRN 4.9s, 2007
                    (acquired 6/4/03, cost $165,000) (RES)                                                  165,825
          1,370,925 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands) (In default) (NON)                                                     959,647
                                                                                                      -------------
                                                                                                         39,641,587
                                                                                                      -------------
                    Total Corporate bonds and notes (cost $524,879,123)                                $516,478,571

Foreign government bonds and notes (14.3%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
USD       1,250,000 Argentina (Government of) FRB Ser. L-GL, 2.313s, 2023                                  $628,125
EUR       6,000,000 Austria (Republic of) notes Ser. E MTN, 3.8s, 2013                                    6,497,835
USD       2,630,000 Brazil (Federal Republic of) bonds 10 1/8s, 2027                                      2,097,425
USD       1,505,000 Brazil (Federal Republic of) bonds 2.188s, 2012                                       1,147,563
USD       1,290,000 Bulgaria (Republic of) bonds 1.938s, 2024                                             1,251,300
USD       3,685,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                        4,086,665
CAD      11,840,000 Canada (Government of) bonds 6s, 2011                                                 9,078,455
CAD       2,725,000 Canada (Government of) bonds 5 1/2s, 2010                                             2,039,105
CAD         930,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s,2029                                                                             687,262
USD       1,300,000 Chile (Republic of) bonds 5 1/2s, 2013                                                1,287,000
USD         507,876 Colombia (Republic of) bank guaranty 9 3/4s, 2011                                       561,965
USD       2,430,000 Colombia (Republic of) bonds 10 3/8s, 2033                                            2,518,695
USD         420,000 Colombia (Republic of) bonds Ser. NOV, 9 3/4s, 2009                                     463,050
USD       4,430,000 Colombia (Republic of) notes 10 3/4s, 2013                                            4,861,925
USD         660,000 Costa Rica (Republic of) 144A notes 8.05s, 2013                                         709,500
USD       1,285,000 Dominican Republic 144A notes 9.04s, 2013                                             1,156,500
USD       4,670,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 6s (7s, 8/15/03), 2030 (STP)                                               2,750,630
EUR       1,845,000 France (Government of) bonds 5 3/4s, 2032                                             2,313,068
EUR       4,830,000 France (Government of) bonds 5 1/2s, 2010                                             5,990,122
EUR       1,080,000 France (Government of) deb. 4s, 2009                                                  1,236,094
EUR       6,340,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                 7,805,729
USD         260,000 Indonesia (Republic of) FRN 2.005s, 2006                                                219,050
USD         645,000 Indonesia (Republic of) FRN 2.005s, 2005                                                569,213
EUR         530,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                       626,464
USD       1,265,000 Korea Highway Corp. 144A notes 4.9s, 2013 (South Korea)                               1,172,566
EUR       1,040,000 Netherlands (Government of) bonds 5s, 2012                                            1,245,908
NZD      12,920,000 New Zealand (Government of) bonds 6 1/2s, 2013                                        7,887,702
NZD       8,036,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  4,999,141
USD         240,000 Philippines (Republic of) bonds 9s, 2013                                                246,000
USD       3,690,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         3,298,860
USD       8,807,500 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         7,873,905
USD       3,985,000 South Africa (Republic of) notes 7 3/8s, 2012                                         4,363,575
USD       1,100,000 State of Israel notes 4 5/8s, 2013                                                    1,022,670

SEK      85,700,000 Sweden (Government of) bonds 6 3/4s, 2014                                            12,261,496
USD       3,175,000 Turkey (Republic of) notes 9 7/8s, 2008                                               3,238,500
USD         627,203 Ukraine (Government of) sr. notes Ser. REGS, 11s, 2007                                  688,355
USD       1,490,000 Ukraine (Government of) 144A bonds 7.65s, 2013                                        1,445,300
GBP       4,420,000 United Kingdom treasury bonds 10s, 2003                                               7,150,889
GBP       1,055,000 United Kingdom treasury bonds 8 3/4s, 2017                                            2,398,719
GBP       1,100,000 United Kingdom treasury bonds 5s, 2012                                                1,832,677
GBP       2,800,000 United Kingdom treasury bonds 5s, 2004                                                4,561,480
USD       1,855,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      1,924,563
USD       2,370,000 United Mexican States notes 8 1/8s, 2019                                              2,464,800
USD       1,385,000 United Mexican States notes 7 1/2s, 2012                                              1,481,950
USD       2,150,000 United Mexican States notes 4 5/8s, 2008                                              2,123,125
USD       2,545,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            1,896,025
                                                                                                      -------------
                    Total Foreign government bonds and notes (cost $127,008,304)                       $136,160,946

U.S. government and agency obligations (9.8%) (a)
Principal amount                                                                                              Value

U.S. Government and Agency Mortgage Obligations (3.3%)
-------------------------------------------------------------------------------------------------------------------
            $45,154 Federal Home Loan Mortgage Corporation
                    Pass-Through Certificates 7 1/2s, March 1, 2026                                         $48,166
            340,948 Federal National Mortgage Association Pass-Through
                    Certificates 7 1/2s, with due dates from
                    October 1, 2022 to January 1, 2030                                                      361,694
         11,207,000 Federal National Mortgage Association TBA, 5s,
                    August 1, 2033                                                                       10,713,220
         21,203,000 Government National Mortgage Association TBA, 5s,
                    August 1, 2033                                                                       20,321,803
                                                                                                      -------------
                                                                                                         31,444,883

U.S. Treasury Obligations (6.5%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         21,600,000 7 1/2s, November 15, 2016                                                            26,757,842
          8,802,000 6 1/4s, May 15, 2030                                                                  9,735,153
         12,260,000 6 1/4s, August 15, 2023                                                              13,461,100
          6,275,000 U.S. Treasury Notes 1 5/8s, March 31, 2005                                            6,274,266
         20,460,000 U.S. Treasury Strip zero %, November 15, 2024                                         5,908,909
                                                                                                      -------------
                                                                                                         62,137,270
                                                                                                      -------------
                    Total U.S. government and agency obligations (cost $94,620,606)                     $93,582,153

Collateralized mortgage obligations (8.7%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
           $206,562 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                        $205,233
            300,832 Arc Net Interest Margin Trust 144A Ser. 02-1A,
                    Class A, 7 3/4s, 2032                                                                   300,780
         55,035,000 Bayview Financial Acquisition Trust Ser. 03-X,
                    Class A1, Interest Only (IO), 1.36s, 2006                                               851,323
          6,310,625 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    IO, 0.96s, 2017                                                                         191,291
         42,497,339 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 0.91s, 2032                                                              2,469,945
          1,858,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                    2,093,153
          2,814,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                         2,880,761
         62,222,694 Deutsche Mortgage & Asset Receiving Corp.
                    Ser. 98-C1, Class X, IO, 1.22s, 2023                                                  2,146,595
         25,303,411 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1,
                    Class S, IO, 0.481s, 2010                                                             1,437,474
          1,880,000 Euro 144A FRB Class A, 4.102s, 2011                                                   3,021,912
                    Fannie Mae
          2,509,970 Ser. 02-36, Class SJ, 17 3/8s, 2029                                                   2,819,991
         20,124,989 Ser. 00-T6, IO, 8.7s, 2030                                                              437,090
              2,740 Ser. 92-15, Class L, IO, 8s, 2022                                                        38,419
          1,071,183 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                   1,163,396
             38,356 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                      41,658
          1,304,390 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   1,416,680
             28,918 Ser. 01-T8, Class A1, 7 1/2s, 2041                                                       31,407
          5,025,141 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                    5,457,734
            750,150 Ser. 01-T3, Class A1, 7 1/2s, 2040                                                      814,727
          2,212,212 Ser. 01-T1, Class A1, 7 1/2s, 2040                                                    2,402,652
            885,245 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      961,452
            476,501 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      517,521
          2,236,925 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    2,429,492
              4,692 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                        5,096
              8,432 Ser. 2002-T1, Class A2, 7s, 2031                                                          9,013
          4,545,917 Ser. 02-92, Class SA, IO, 6.85s, 2033                                                   608,016
          2,859,392 Ser. 03-14, Class KS, IO, 6 1/2s, 2017                                                  274,323
          2,716,650 Ser. 03-58, Class ID, IO, 6s, 2033                                                      688,077
          2,553,852 Ser. 332, Class 2, IO, 6s, 2033                                                         683,155
          7,425,544 Ser. 329, Class 2, IO, 5 1/2s, 2033                                                   2,137,161
         10,115,313 Ser. 03-63, Class SE, IO, 5 1/2s, 2031                                                1,156,939
          4,843,694 Ser. 03-37, Class IC, IO, 5 1/2s, 2027                                                  575,189
          8,705,981 Ser. 337, Class 2, IO, 5s, 2033                                                       2,600,912
          2,663,700 Ser. 03-24, Class IC, IO, 5s, 2015                                                      498,611
         20,353,436 Ser. 03-W10, Class 3A, IO, 2.287s, 2043                                                 865,021
         16,800,179 Ser. 03-W10, Class 1A, IO, 2.255s, 2043                                                 735,008
          3,215,826 Ser. 318, Class 2, IO, 1.577s, 2032                                                     768,785
            228,682 Ser. 01-58, Class HI, IO, 1.485s, 2026                                                       71
            385,543 Ser. 98-51, Class SG, IO, 1.481s, 2022                                                  170,612
          1,359,289 Ser. 01-74, Class MI, IO, 1.103s, 2015                                                  156,099
          2,475,974 Ser. 322, Class 2, IO, 0.77s, 2032                                                      571,795
          6,028,304 Ser. 03-49, Class TS, IO, 0.7s, 2018                                                    820,414
          5,527,948 Ser. 03-34, Class SG, IO, 0.695s, 2033                                                  621,030
         16,260,163 Ser. 03-34, IO, 0.694s, 2032                                                          1,806,402
         13,819,923 Ser. 03-34, Class ES, IO, 0.681s, 2033                                                1,550,423
          3,080,796 Ser. 03-26, Class IG, IO, 0.68s, 2033                                                   605,569
          1,555,116 Ser. 02-29, Class SL, IO, 0.644s, 2029                                                   71,438
          2,954,185 Ser. 02-52, Class SL, IO, 0.613s, 2032                                                  246,490
          7,019,173 Ser. 02-9, Class MS, IO, 0.597s, 2032                                                   614,178
          3,181,472 Ser. 02-63, Class SN, IO, 0.595s, 2032                                                  291,304
          1,291,791 Ser. 03-23, Class SC, IO, 0.587s, 2033                                                  167,125
          5,438,263 Ser. 02-36, Class QH, IO, 6.95s, 2029                                                   433,200
          8,751,901 Ser. 03-23, Class AI, IO, 0.545s, 2017                                                1,247,146
          4,695,200 Ser. 03-41, Class SP, IO, 0.439s, 2015                                                  459,983
          3,739,259 Ser. 03-7, Class SM, IO, 0.358s, 2023                                                   175,278
          1,387,595 Ser. 02-21, Class PS, IO, 0.148s, 2025                                                   13,009
            135,903 Ser. 02-27, Class IA, IO, 0.083s, 2013                                                    2,123
            413,618 Ser. 03-26, Class JO, Principal Only (PO), zero %, 2033                                 413,618
            751,615 Ser. 02-97, PO, zero %, 2033                                                            583,206
             17,485 Ser. 03-18, PO, zero %, 2032                                                             17,485
            464,084 Ser. 99-51, Class N, PO, zero %, 2029                                                   390,121
            358,533 Ser. 99-52, Class MO, PO, zero %, 2026                                                  344,701
            230,759 Ser. 96-5, Class PB, PO, zero %, 2024                                                   225,856
         22,793,178 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.72s, 2020                        1,686,112
                    Freddie Mac
          1,844,800 Ser. 2412, Class GS, FRN, 18.1s, 2032                                                 2,213,760
             88,296 Ser. 2028, Class SG, IO, 13.7s, 2023                                                      1,435
          1,033,400 Ser. 2590, Class IH, IO, 5 1/2s, 2028                                                   308,244
          2,008,400 Ser. 2515, Class IG, IO, 1.891s, 2032                                                   767,962
         11,407,660 Ser. 216, IO, 1.589s, 2032                                                            2,695,060
          3,799,300 Ser. 2448, Class SM, IO, 1.315s, 2032                                                   607,888
          2,035,475 Ser. 2448, Class SE, IO, 0.74s, 2029                                                     61,064
          1,089,247 Ser. 2478, Class SY, IO, 0.654s, 2021                                                    80,332
          4,697,172 Ser. 2579, Class GS, IO, 0.639s, 2017                                                   507,594
          1,193,586 Ser. 215, PO, zero %, 2031                                                            1,024,620
          1,111,303 Ser. 2235, PO, zero %, 2030                                                             873,935
                  5 Ser. 2078, Class KC, PO, zero %, 2023                                                         5
         42,292,914 GMAC Commercial Mortgage Securities, Inc.
                    Ser. 99-C1, Class X, IO, 0.65s, 2033                                                  1,288,612
                    Government National Mortgage Association
          1,338,649 Ser. 02-36, Class SD, IO, 7.05s, 2029                                                    31,793
          5,521,950 Ser. 01-19, Class S, IO, 6.397s, 2031                                                   496,976
          4,412,062 Ser. 02-63, Class ST, IO, 1.066s, 2024                                                   99,271
          2,375,186 Ser. 02-51, Class SA, IO, 0.971s, 2032                                                  145,099
          3,716,012 Ser. 01-43, Class SJ, IO, 0.489s, 2029                                                  227,792
          6,040,930 Ser. 02-47, Class SM, IO, 0.363s, 2032                                                  347,353
          2,714,925 Ser. 01-43, Class SD, IO, 0.301s, 2028                                                   65,012
            819,648 Ser. 02-40, Class IB, IO, 0.207s, 2028                                                   19,595
          3,430,357 Ser. 02-29, Class SX, IO, 0.171s, 2029                                                  163,477
            492,163 Ser. 98-2, Class EA, PO, zero %, 2028                                                   412,725
                    Granite Mortgages PLC
EUR       2,005,000 Ser. 03-2, Class 2C1, 5.2s, 2010 (United Kingdom)                                     2,229,350
GBP       1,505,000 FRN Ser. 03-2, Class 3C, 4.956s, 2043 (United Kingdom)                                2,419,137
        $11,743,884 Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
                    IO, 9.1s, 2028                                                                          833,323
          4,436,110 Merrill Lynch Mortgage Trust 144A Ser. 02-MW1,
                    Class XP, IO, 1.86s, 2034                                                               323,004
          9,213,764 Mortgage Capital Funding, Inc. Ser. 97-MC2,
                    Class X, IO, 8.05s, 2012                                                                375,020
              4,457 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                      4,450
            626,672 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     656,830
            234,055 Sasco Arc Net Interest Margin Notes Ser. 02-BC10,
                    Class A, 7 3/4s, 2033                                                                   231,928
          1,192,568 Sasco Arc Net Interest Margin Notes 144A
                    Ser. 03-AM1, Class A, 7 3/4s, 2033                                                    1,186,754
            386,570 Sasco Net Interest Margin Trust 144A Ser. 03-BC1,
                    Class B, zero %, 2033                                                                   276,820
                    Starwood Asset Receivables Trust 144A
            270,000 FRB Ser. 03-1A, Class F, 2.2s, 2022                                                     270,162
            340,000 FRB Ser. 03-1A, Class E, 2.15s, 2022                                                    340,204
            355,000 FRB Ser. 03-1A, Class A2, 1.45s, 2022                                                   355,213
            552,000 Structured Asset Securities Corp. FRN Ser. 02-HF2,
                    Class M3, 3.1s, 2032                                                                    469,502
          4,075,000 Washington Mutual Ser. 03-S1, Class A11, IO,
                    5 1/2s, 2033                                                                            834,102
                                                                                                      -------------
                    Total Collateralized mortgage obligations (cost $82,816,533)                        $82,666,183

Asset-backed securities (6.7%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
                    Ameriquest Mortgage Securities, Inc.
           $231,000 FRN Ser. 03-AR3, Class M5, 4.85s, 2033                                                 $218,891
            585,000 FRN Ser. 03-1, Class M4, 4.18s, 2033                                                    481,406
                    Amortizing Residential Collateral Trust
         31,442,727 Ser. 02-BC1, Class A, IO, 6s, 2005                                                    1,295,342
            115,000 FRB Ser. 03-8, 4.866s, 2011                                                              96,094
            541,000 FRN Ser. 02-BC5, Class B, 3.35s, 2032                                                   469,275
            438,000 FRN Ser. 02-BC7, Class B3, 3.1s, 2032                                                   375,157
            888,478 AQ Finance NIM Trust Ser. 03-N1, Class Note, 9.37s, 2033                                888,458
          1,676,066 AQ Finance NIM Trust 144A Ser. 03-N2, Class Note, 9.3s, 2033                          1,673,447
            560,970 Arc Net Interest Margin Trust 144A Ser. 02-8A,
                    Class A1, 7 3/4s, 2032                                                                  556,348
            250,000 Argent Securities, Inc. FRB Ser. 03-1, 4.87s, 2033                                      196,819
                    Asset Backed Funding Certificates
            185,000 FRB Ser. 03-WF1, Class M4, 4.35s, 2032                                                  168,545
            607,000 FRB Ser. 03-WF1, Class M3, 4.15s, 2032                                                  607,000
            156,347 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           156,347
            249,504 Asset Backed Funding Corp. NIM Trust 144A
                    Ser. 03-WF1, Class N1, 8.35s, 2032                                                      249,504
            222,000 Asset Backed Securities Corp. FRB Ser. 03-HE5, 5.366s, 2033                             193,032
                    Asset Backed Securities Corp. Home Equity Loan Trust
            350,000 FRB Ser. 02-HE3, Class M4, 4.11s, 2032                                                  304,951
            546,000 FRN Ser. 03-HE3, Class M5, 5.11s, 2033                                                  474,702
          1,125,000 FRN Ser. 03-HE2, Class M4, 4.96s, 2033                                                1,105,637
          2,571,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.07s, 2009                         2,555,634
                    Bayview Financial Acquisition Trust
          1,390,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                                                     68,197
          1,063,936 FRN Ser. 01-DA, Class M3, 2 1/2s, 2031                                                1,053,297
                    CDC Mortgage Capital Trust
            358,000 FRB Ser. 03-HE3, Class B3, 1s, 2033                                                     295,604
            450,000 FRN Ser. 03-HE2, Class B3, 4.85s, 2033                                                  379,296
                    Chase Funding Net Interest Margin
             41,590 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      41,407
            337,659 Ser. 02-2, 8 1/2s, 2035                                                                 337,220
          1,092,000 Ser. 03-4, 6 3/4s, 2036                                                               1,090,799
                    Chase Funding Net Interest Margin 144A
            717,617 Ser. 03-2A, Class Note, 8 3/4s, 2035                                                    714,890
            313,560 Ser. 03-1A, Class Note, 8 3/4s, 2004                                                    313,748
                    Conseco Finance Securitizations Corp.
          1,436,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         502,600
            346,000 Ser. 00-2, Class A4, 8.48s, 2021                                                        360,492
          6,061,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      5,127,604
          1,535,000 Ser. 00-6, Class M2, 8.2s, 2032                                                         767,500
            400,000 Ser. 01-3, Class M2, 7.44s, 2033                                                        132,000
             32,000 Ser. 01-4, Class A4, 7.36s, 2019                                                         29,230
            692,000 Ser. 01-3, Class A4, 6.91s, 2033                                                        613,102
          4,297,606 Ser. 02-1, Class A, 6.681s, 2032                                                      4,203,195
             18,000 Ser. 01-3, Class A3, 5.79s, 2024                                                         17,415
          1,100,000 Consumer Credit Reference IDX Securities FRB
                    Ser. 02-1A, Class A, 3.03s, 2007                                                      1,086,602
            237,000 First Franklin Mortgage Loan Asset Backed
                    Certificates Ser. 03-FF3, 4.1s, 2033                                                    222,015
            973,401 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        700,848
                    Green Tree Financial Corp.
          1,739,000 Ser. 99-5, Class A5, 7.86s, 2031                                                      1,480,897
            385,000 Ser. 95-F, Class B2, 7.1s, 2021                                                         355,403
            239,000 Ser. 99-3, 6.16s, 2031                                                                  242,734
                    Greenpoint Manufactured Housing
          3,019,016 Ser. 00-3, Class IA, 8.45s, 2031                                                      2,958,636
             50,000 Ser. 99-5, Class A4, 7.59s, 2028                                                         50,000
                    GSAMP Trust
            236,778 Ser. 02-HE2N, Class Note, 8 1/4s, 2032                                                  236,778
            299,000 FRB Ser. 03-FM1, Class B3, 5.6s, 2033                                                   266,858
            228,146 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                   224,154
          1,116,903 Home Equity Asset Trust 144A Ser. 02-5N, Class A, 8s, 2033                            1,094,565
            480,000 LBAHC Ser. 03-4, 6.535s, 2033                                                           480,000
          1,755,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 3.85s, 2037                                      1,620,567
          1,070,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A, Class EFL,
                    4.119s, 2036 (Cayman Islands)                                                         1,070,000
            965,494 Long Beach Asset Holdings Corp. 144A Ser. 03-2,
                    Class N1, 7.627s, 2033                                                                  965,192
            588,000 Long Beach Mortgage Loan Trust FRN Ser. 03-3,
                    Class M4, 4.6s, 2033                                                                    479,955
          1,457,253 Madison Avenue Manufactured Housing Contract FRN
                    Ser. 02-A, Class B1, 4.35s, 2032                                                        947,214
                    Mastr Asset Backed Securities Trust
            191,000 FRB Ser. 03-NC1, Class M6, 5.12s, 2033                                                  157,336
            287,000 FRB Ser. 03-OPT1, Class MV5, 4.6s, 2032                                                 253,446
            736,000 FRN Ser. 03-OPT2, Class M5, 4.85s, 2033                                                 647,910
            957,000 Merrill Lynch Mortgage Investors, Inc. FRB
                    Ser. 03-WMC1, Class B2, 4.1s, 2033                                                      818,235
                    Mid-State Trust
            638,046 Ser. 11, Class B, 8.221s, 2038                                                          591,937
            786,421 Ser. 10, Class B, 7.54s, 2036                                                           683,664
                    Morgan Stanley Capital I
            495,000 FRB Ser. 02-NC6, Class B2, 4.85s, 2032                                                  429,610
            560,000 FRN Ser. 03-NC6, Class B3, 4.85s, 2033                                                  459,903
                    Morgan Stanley Dean Witter Capital I
          2,318,000 FRN Ser. 01-NC4, Class B1, 3.6s, 2032                                                 2,165,717
            545,000 FRN Ser. 01-NC3, Class B1, 3.55s, 2031                                                  512,398
            890,000 FRN Ser. 02-AM2, Class B1, 3.35s, 2032                                                  786,254
                    Morgan Stanley Dean Witter Capital I 144A
             22,589 Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                                  22,589
            239,994 Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                  239,707
            560,000 New Century Home Equity Loan Trust FRN Ser. 03-2,
                    Class M4, 4.7s, 2033                                                                    477,400
             51,916 NovaStar Caps Trust Ser. 02-C1, Class A, 7.15s, 2031                                    151,916
            527,000 Option One Mortgage Loan Trust FRN Ser. 03-3,
                    Class M6, 4.6s, 2033                                                                    465,510
            414,791 Option One Mortgage Securities Corp. Ser. 02-2A,
                    Class CFTS, 8.83s, 2032                                                                 414,791
                    Option One Mortgage Securities Corp. 144A
            289,000 Ser. 03-5, 6.9s, 2033                                                                   289,000
            361,654 Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                     360,126
            381,721 Option One Mortgage Securities Corp. NIM Trust
                    144A Ser. 03-2B, Class N1, 7.63s, 2033
                    (Cayman Islands)                                                                        381,602
          1,537,496 Pass-Through Amortizing Credit Card Trust
                    Ser. 02-1A, Class A4FL, 6.601s, 2012                                                  1,531,915
          6,414,344 Residential Asset Mortgage Products, Inc.
                    Ser. 03-RZ1, Class A, IO, 5 3/4s, 2005                                                  448,002
                    Sasco Arc Net Interest Margin Notes 144A
          1,211,291 Ser. 03-BC2A, Class A, 7 3/4s, 2033                                                   1,207,771
            675,571 Ser. 03-3, Class A, 7 3/4s, 2033                                                        672,180
            246,629 Ser. 03-4, Class A, 7 1/2s, 2033                                                        246,370
          1,263,158 Ser. 03-5, Class A, 7.35s, 2033                                                       1,262,789
            200,000 SCF III Class A2, 2.316s, 2038                                                          200,000
            233,000 SHARP 144A Ser. 03-TC1N, 7 3/4s, 2033                                                   233,000
                    Structured Asset Investment Loan Trust
          1,318,441 Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                   1,312,034
            193,000 Ser. 03-BC2, Class B, 7s, 2033                                                          182,715
         15,576,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                      957,206
          1,332,000 Ser. 03-BC1, Class M3, 4.1s, 2033                                                     1,320,137
            514,000 FRN Ser. 03-BC3, Class B, 4.6s, 2033                                                    470,471
            544,000 TIAA Commercial Real Estate Securitization
                    Ser. 02-1A, Class IV, 6.84s, 2037                                                       443,863
                                                                                                      -------------
                    Total Asset-backed securities (cost $67,763,418)                                    $63,394,107

Brady bonds (1.8%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
         $4,710,000 Argentina (Republic of) govt. guaranty Ser. L-GP,
                    6s, 2023 (In default) (NON)                                                          $2,260,800
            628,019 Brazil (Federal Republic of) bonds 8s, 2014                                             541,666
          1,610,000 Brazil (Federal Republic of) govt. guaranty FRB
                    Ser. RG, 2.188s, 2012                                                                 1,227,625
          2,376,000 Peru (Republic of) bonds Ser. PDI, 5s, 2017                                           2,007,720
          1,020,000 Peru (Republic of) coll. FLIRB 4 1/2s, 2017
                    (acquired various dates from 5/14/02 to 8/23/02,
                    cost $679,294) (RES)                                                                    793,050
          4,615,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                                3,588,163
          7,928,571 Venezuela (Republic of) FRB 1 7/8s, 2007                                              6,967,629
                                                                                                      -------------
                    Total Brady bonds (cost $15,977,570)                                                $17,386,653

Preferred stocks (1.3%) (a)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
             20,475 Chevy Chase Preferred Capital Corp. Ser. A, $5.188 pfd.                              $1,144,348
              3,805 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               103,686
             28,919 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                          3,000,346
             69,460 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                  695
             20,000 Doane Pet Care Co. $7.125 pfd.                                                          800,000
              1,192 Dobson Communications Corp. 13.00% pfd. (PIK)                                         1,209,880
                658 Dobson Communications Corp. 12.25% pfd. (PIK)                                           658,090
                540 First Republic Capital Corp. 144A 10.50% pfd.                                           567,000
                 69 Leiner Health Products Ser. C, zero % pfd.                                                    1
             22,867 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                             445,677
                196 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                         2,156
              5,003 Microcell Telecommunications, Inc. zero % pfd. (Canada)                                  43,528
              1,188 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                1,283,040
              1,807 North Atlantic Trading Co. 12.00% pfd. (PIK)                                             32,526
                 20 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                    70
                182 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    1,783,600
              1,687 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  894,110
                                                                                                      -------------
                    Total Preferred stocks (cost $13,442,671)                                           $11,968,753

Common stocks (1.1%) (a)
Number of shares                                                                                              Value

Basic Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             39,407 Pioneer Cos., Inc. (NON)                                                               $124,132
              6,814 Polymer Group, Inc. Class A (NON)                                                        58,873
                368 Sterling Chemicals, Inc. (NON)                                                            5,152
                                                                                                      -------------
                                                                                                            188,157

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,373 Laidlaw International Inc (NON)                                                         728,361

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
              4,883 Birch Telecom, Inc. (NON)                                                                16,895
             21,241 Covad Communications Group, Inc. (NON)                                                   25,277
             48,165 Globix Corp. (NON)                                                                      139,679
                228 Metrocall Holdings, Inc. (NON)                                                           29,640
                 41 Microcell Telecommunications, Inc. Class A (Canada) (NON)                                   335
              4,973 Microcell Telecommunications, Inc. Class B (Canada) (NON)                                38,852
                348 WilTel Communications, Inc. (NON)                                                         4,406
                                                                                                      -------------
                                                                                                            255,084

Consumer Cyclicals (0.5%)
-------------------------------------------------------------------------------------------------------------------
             27,093 Lodgian, Inc. (NON)                                                                     132,214
            160,000 Loewen Group International, Inc. (NON)                                                       16
          1,250,000 Morrison Knudsen Corp. (NON)                                                            109,375
                234 Quorum Broadcast Holdings, Inc. Class E (acquired
                    5/15/01, cost $1,056,491) (RES) (NON)                                                   125,055
            236,020 Regal Entertainment Group 144A                                                        3,919,112
             39,603 Safety Components International, Inc. (NON)                                             336,626
              3,068 Washington Group International, Inc. (NON)                                               70,595
                                                                                                      -------------
                                                                                                          4,692,993

Consumer Staples (0.5%)
-------------------------------------------------------------------------------------------------------------------
              2,452 Archibald Candy Corp. (NON)                                                               6,988
             19,924 Aurora Foods, Inc. (NON)                                                                  2,750
              1,186 Premium Holdings (LP) 144A (NON)                                                         24,900
              2,502 PSF Group Holdings, Inc. 144A Class A (NON)                                           4,379,340
          1,292,248 VFB LLC                                                                                 245,527
                                                                                                      -------------
                                                                                                          4,659,505

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
              2,319 York Research Corp. 144A (NON)                                                              145

Financial (--%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 AMRESCO Creditor Trust (NON) (R)                                                         89,445
          3,390,037 Contifinancial Corp. Liquidating Trust Units                                             33,900
                                                                                                      -------------
                                                                                                            123,345

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
              3,074 Alderwoods Group, Inc. (NON)                                                             20,869
              3,058 Genesis Health Ventures, Inc. (NON)                                                      64,983
              2,359 Mariner Health Care, Inc. (NON)                                                          17,693
              1,971 Mediq, Inc. (NON)                                                                           197
              1,195 Sun Healthcare Group, Inc. (NON)                                                          3,167
                                                                                                      -------------
                                                                                                            106,909

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
                638 Comdisco Holding Co., Inc.                                                               60,610

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             11,334 Jasper Energy 144A (NON)                                                                    708
                                                                                                      -------------
                    Total Common stocks (cost $27,111,734)                                              $10,815,817

Convertible bonds and notes (0.5%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
           $155,000 AES Corp. (The) cv. sub. notes 4 1/2s, 2005                                            $140,275
          1,235,000 American Tower Corp. cv. notes 5s, 2010                                               1,114,588
            280,000 Amkor Technologies, Inc. cv. notes 5 3/4s, 2006                                         264,600
            325,000 CenterPoint Energy, Inc. 144A cv. sr. notes 3 3/4s, 2023                                317,281
          3,080,000 Cybernet Internet Services International, Inc.
                    144A cv. sr. disc. notes stepped-coupon zero %
                    (13s, 8/15/04) 2009 (Denmark) (In default) (NON) (STP)                                    3,080
            690,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    714,150
            380,000 Kulicke & Soffa Industries, Inc. cv. sub. notes 4 3/4s, 2006                            316,350
             26,000 Millicom International Cellular SA
                    144A cv. bonds 2s, 2006 (Luxembourg) (PIK)                                               52,000
          1,955,000 Nextel Communications, Inc. cv. sr. notes 6s, 2011                                    2,084,519
            150,000 Rogers Communications, Inc. cv. debs. 2s, 2005 (Canada)                                 134,250
                                                                                                      -------------
                    Total Convertible bonds and notes (cost $7,131,339)                                  $5,141,093

Convertible preferred stocks (0.2%) (a)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
              2,821 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                  $28
              6,800 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                            68
              7,495 Omnicare, Inc. $2.00 cv. pfd.                                                           410,351
                 81 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   696,600
              9,916 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                             9,916
              9,530 Williams Cos., Inc. (The) 144A $2.75 cv. pfd.                                           449,101
              1,503 XCL, Ltd. 144A Ser. A, 9.5--% cum. cv. pfd. (In default) (NON) (PIK)                        752
                                                                                                      -------------
                    Total Convertible preferred stocks (cost $2,020,693)                                 $1,566,816

Units (0.1%) (a)
Number of units                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
              1,654 HMP Equity Holdings Corp. units zero %, 2008                                           $810,460
                912 XCL Equity units zero %                                                                 127,999
                960 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   288,000
              7,615 XCL, Ltd. 144A units cum. cv. pfd. zero
                    % (In default) (NON) (PIK)                                                                3,808
                                                                                                      -------------
                    Total Units (cost $2,525,934)                                                        $1,230,267

Warrants (--%) (a) (NON)                                                                  Expiration
Number of warrants                                                                        Date                Value
-------------------------------------------------------------------------------------------------------------------
              1,360 American Tower Corp. Class A                                          8/1/08           $149,600
              1,420 Dayton Superior Corp. 144A                                            6/15/09               355
              2,919 Diva Systems Corp. 144A                                               5/15/06                29
                  4 Doe Run Resources Corp. 144A                                          12/31/12                1
                395 MDP Acquisitions PLC 144A (Ireland)                                   10/1/13               988
              3,079 Microcell Telecommunications (Canada)                                 5/1/08              1,815
              1,847 Microcell Telecommunications (Canada)                                 5/1/05                603
                550 Mikohn Gaming Corp. 144A                                              8/15/08                 6
                560 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 1
                570 Pliant Corp. 144A                                                     6/1/10                285
                682 Solutia, Inc. 144A                                                    7/15/09               341
              2,987 Sun Healthcare Group, Inc.                                            2/28/05                 1
                690 Travel Centers of America, Inc. 144A                                  5/1/09              6,900
              2,310 Ubiquitel, Inc. 144A                                                  4/15/10                 1
          1,650,000 United Mexican States Ser. B (Mexico) (Rights)                        6/30/04            20,621
          1,650,000 United Mexican States Ser. C (Mexico) (Rights)                        6/30/05             4,125
          1,650,000 United Mexican States Ser. D (Mexico) (Rights)                        6/30/06             1,650
          1,650,000 United Mexican States Ser. E (Mexico) (Rights)                        6/30/07               825
                 50 Versatel Telecom NV (Netherlands)                                     5/15/08                 1
              1,895 Washington Group International, Inc. Ser. A                           1/25/06             5,969
              2,165 Washington Group International, Inc. Ser. B                           1/25/06             4,980
              1,170 Washington Group International, Inc. Ser. C                           1/25/06             2,574
                800 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 8
                                                                                                      -------------
                    Total Warrants (cost $987,703)                                                         $201,679

Short-term investments (3.4%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
        $30,943,000 Interest in $513,000,000 joint tri-party
                    repurchase agreement dated July 31, 2003 with UBS
                    Securities, LLC due August 1, 2003 with respect
                    to various U.S. Government obligations -- maturity
                    value of $30,943,954 for an effective yield of 1.11%                                $30,943,000
             65,249 Short-term investments held as collateral for loaned securities with yields ranging from 0.91% to 1.23%
                    and due dates ranging from August 1, 2003 to
                    September 19, 2003 (d)                                                                   65,225
          1,781,000 U.S. Treasury Bills zero %, November 6, 2003 (SEG)                                    1,775,734
                                                                                                      -------------
                    Total Short-term investments (cost $32,783,959)                                     $32,783,959
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $999,069,587)                                              $973,376,997
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $952,729,532.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2003 was $25,763,001 or 2.7% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at July 31, 2003.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at July 31, 2003: (as a percentage of Market Value)

          Austria           0.7%
          Brazil            0.5
          Bulgaria          0.6
          Canada            3.2
          Cayman Islands    0.5
          Colombia          0.9
          France            1.7
          Germany           0.8
          Luxembourg        0.6
          Malaysia          0.7
          Mexico            0.8
          New Zealand       1.3
          Peru              0.7
          Russia            1.5
          South Africa      0.5
          Sweden            1.3
          United Kingdom    2.9
          United States    74.4
          Venezuela         0.9
          Other             5.5
                        -------
          Total           100.0%

Forward currency contracts to buy at July 31, 2003
(aggregate face value $92,059,711)

                          Market         Aggregate    Delivery     Unrealized
                          value         face value      date      depreciation
------------------------------------------------------------------------------
Australian Dollars     $29,173,043     $29,531,883     9/17/03       $(358,840)
British Pounds          13,487,836      13,766,551     9/17/03        (278,715)
Canadian Dollars         9,678,038       9,895,217     9/17/03        (217,179)
Danish Krone             1,393,184       1,469,696     9/17/03         (76,512)
Euro                     2,946,988       2,999,977     9/17/03         (52,989)
Japanese Yen            29,667,914      30,158,742     9/17/03        (490,828)
Swiss Francs               598,074         625,524     9/17/03         (27,450)
Taiwan Dollars           3,602,460       3,612,121     9/17/03          (9,661)
------------------------------------------------------------------------------
                                                                   $(1,512,174)
------------------------------------------------------------------------------
Forward currency contracts to sell at July 31, 2003
(aggregate face value $97,705,074)

                                                                   Unrealized
                          Market         Aggregate    Delivery    appreciation/
                          value         face value      date     (depreciation)
------------------------------------------------------------------------------
Australian Dollars      $1,342,898      $1,406,599     9/17/03         $63,701
British Pounds          12,609,120      12,800,448     9/17/03         191,328
Canadian Dollars        10,542,071      10,731,868     9/17/03         189,797
Euro                    40,415,264      41,197,335     9/17/03         782,071
Japanese Yen             7,090,264       7,161,905     9/17/03          71,641
New Zealand
Dollars                 12,552,784      12,452,726     9/17/03        (100,058)
Swedish Krona           11,285,620      11,954,193     9/17/03         668,573
------------------------------------------------------------------------------
                                                                    $1,867,053
------------------------------------------------------------------------------

Futures contracts outstanding at July 31, 2003
                                                                   Unrealized
                          Market         Aggregate   Expiration   appreciation/
                          value         face value      date     (depreciation)
------------------------------------------------------------------------------
CBT Interest Rate Swap
10yr (Long)             $2,453,094      $2,769,082      Sep-03       $(315,988)
Euro 90 day (Long)      46,011,950      46,272,684      Sep-06        (260,734)
Euro 90 day (Long)      43,988,375      44,348,536      Jun-06        (360,161)
Euro 90 day
(Short)                 47,382,075      47,558,736      Sep-04         176,661
Euro 90 day
(Short)                 45,371,250      45,533,381      Jun-04         162,131
Euro Bobl (Long)        21,043,178      21,539,367      Sep-03        (496,189)
Euro Bund (Long)        30,021,169      31,075,704      Sep-03      (1,054,535)
Japanese
Government Bond
10yr-TSE (Long)          7,061,898       7,206,793      Sep-03        (144,895)
Japanese
Government Bond
Mini 10yr-SIMEX
(Long)                   9,656,024       9,845,681      Sep-03        (189,657)
U.S. Treasury Bond
(Long)                  47,848,125      53,342,675      Sep-03      (5,494,550)
U.S. Treasury Note
5yr (Short)             37,740,234      39,070,957      Sep-03       1,330,723
U.S. Treasury Note
10yr (Long)             26,550,000      27,877,888      Sep-03      (1,327,888)
U.S. Treasury Note
10yr (Short)            25,775,625      27,385,776      Sep-03       1,610,151
------------------------------------------------------------------------------
                                                                   $(6,364,931)
------------------------------------------------------------------------------
Credit default contracts outstanding at July 31, 2003
(premiums received $115,918)
                                                      Notional          Market
                                                       amount           value
------------------------------------------------------------------------------
Agreement with Deutsche Bank effective
July 17, 2003,
maturing on
September 20,
2008 to receive a
premium equal to
9.795% times the
notional amount.
Upon a credit
default event of
Petroleos
Mexicanos, 6.125%
due 8/15/08 the
fund makes a
payment of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of Petroleos
Mexicanos 6.125%,
2008.                                                 $585,000         $59,512
------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc.
effective July 17,
2003, maturing on
September 20,
2008 to receive a
premium equal to
10.02% times the
notional amount.
Upon a credit
default event of
Petroleos
Mexicanos, 9.50%
due 9/15/27 the
fund makes a
payment of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of Petroleos
Mexicanos 9.50%,
2027.                                                  585,000          59,103
------------------------------------------------------------------------------
                                                                      $118,615
------------------------------------------------------------------------------
TBA sale commitments outstanding at July 31, 2003
(proceeds receivable $10,689,332)
                                         Principal   Settlement         Market
Agency                                    amount        date             value
------------------------------------------------------------------------------
FNMA, 5s, August 1, 2033               $10,099,000     8/13/03      $9,654,038
GNMA, 5s, August 1, 2033                   649,000     8/20/03         622,028
------------------------------------------------------------------------------
                                                                   $10,276,066
------------------------------------------------------------------------------
Swap contracts outstanding at July 31, 2003
                                                                   Unrealized
                                         Notional   Termination   appreciation/
                                          amount        date     (depreciation)
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services,
Inc. dated
November 17, 2000
to pay
semi-annually the
notional amount
multiplied by the
three month
USD-LIBOR- BBA
and receive the
notional amount
multiplied by
6.68%.                                  $9,000,000    11/21/05        $882,723
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services,
Inc. dated
September 27,
2002 to receive
semi-annually the
notional amount
multiplied by the
six month
JPY-LIBOR-BBA and
pay monthly the
notional amount
multiplied by
0.399%.                         JPY 3,417,000,000      10/1/07         445,708
------------------------------------------------------------------------------
Agreement with Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA and
pay semi-annually
the notional
amount multiplied
by 1.59%.                             $54,000,000      2/14/05        (118,800)
------------------------------------------------------------------------------
Agreement with Goldman Sachs
Capital Markets,
L.P. dated
February 12, 2003
to pay quarterly
the notional
amount multiplied
by the three
month CAD-BA-CDOR
and receive
semi-annually the
notional amount
multiplied by
3.5076%.                           CAD 82,485,000      2/14/05        (704,739)
------------------------------------------------------------------------------
                                                                      $504,892
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $49,338 of securities on loan
(identified cost $999,069,587) (Note 1)                                        $973,376,997
-------------------------------------------------------------------------------------------
Cash                                                                              1,847,186
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,444,564) (Note 1)                                       2,356,186
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        17,770,290
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   18,069,692
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       1,328,431
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,977,536
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           722,230
-------------------------------------------------------------------------------------------
Total assets                                                                  1,017,448,548

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                             1,200,728
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             5,497,253
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 43,086,158
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,721,315
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          153,256
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        81,905
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            889
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   65,225
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              1,622,657
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $115,918) (Note 1)                                                         118,615
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            823,539
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $10,689,332)
(Note 1)                                                                         10,276,066
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               71,410
-------------------------------------------------------------------------------------------
Total liabilities                                                                64,719,016
-------------------------------------------------------------------------------------------
Net assets                                                                     $952,729,532

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                     $1,206,682,449
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     11,156,565
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (234,858,984)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (30,250,498)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $952,729,532

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value per share ($952,729,532 divided by 141,198,870
shares)                                                                               $6.75
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 2003
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $75,630,882
-------------------------------------------------------------------------------------------
Dividends                                                                         4,528,808
-------------------------------------------------------------------------------------------
Securities lending                                                                    3,776
-------------------------------------------------------------------------------------------
Total investment income                                                          80,163,466

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,446,466
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      894,641
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    24,557
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,497
-------------------------------------------------------------------------------------------
Other                                                                               376,864
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,756,025
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (46,318)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,709,707
-------------------------------------------------------------------------------------------
Net investment income                                                            72,453,759
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (15,190,436)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        950,182
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     788,006
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       1,939,878
-------------------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                              218,473
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                          608,424
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts, credit default contracts and TBA sale commitments during the
year                                                                             84,784,574
-------------------------------------------------------------------------------------------
Net gain on investments                                                          74,099,101
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $146,552,860
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                 Year ended July 31
Increase (decrease) in net assets                                            2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $72,453,759           $77,407,229
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (11,293,897)          (55,420,916)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           85,392,998           (10,330,603)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  146,552,860            11,655,710
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
  From net investment income                                          (72,810,386)          (74,641,521)
-------------------------------------------------------------------------------------------------------
  From return of capital                                                       --            (1,490,807)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                      1,338,341                    --
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                75,080,815           (64,476,618)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     877,648,717           942,125,335
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income and distributions in excess of net investment income of $11,156,565
and 9,613,815, respectively)                                         $952,729,532          $877,648,717
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                               140,989,259           140,989,259
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                             209,611                    --
-------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                     141,198,870           140,989,259
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                   Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.22        $6.68        $7.19        $7.62        $8.71
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (a)                .51          .55          .61          .63          .64
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .54         (.47)        (.50)        (.39)        (.99)
------------------------------------------------------------------------------------------------
Total from
investment operations                   1.05          .08          .11          .24         (.35)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.52)        (.53)        (.51)        (.67)        (.62)
------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --           --           --         (.12)
------------------------------------------------------------------------------------------------
From return
of capital                                --         (.01)        (.11)          --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.52)        (.54)        (.62)        (.67)        (.74)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.75        $6.22        $6.68        $7.19        $7.62
------------------------------------------------------------------------------------------------
Market price,
end of period                          $6.31        $6.03        $6.29        $6.38        $7.19
------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                    13.41         4.44         8.56        (1.51)       (7.24)
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $952,730     $877,649     $942,125   $1,013,487   $1,073,980
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85          .86          .85          .83          .86
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.91         8.39         8.87         8.48         8.05
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 96.21(d)    175.78 (d)   231.58       133.80       165.79
------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Premier Income Trust ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income by allocating its investments among the U.S. government sector, the high yield sector and the international sector of the fixed-income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $49,338. The fund received cash collateral of $65,225, which is pooled with collateral of other Putnam funds into 30 issuers of high-grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $234,718,499 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
   $39,893,260    July 31, 2007
    44,857,570    July 31, 2008
    24,930,247    July 31, 2009
    44,917,486    July 31, 2010
    80,119,936    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $2,541,873 of losses recognized during the period November 1, 2002 to July 31, 2003.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $21,127,007 to decrease distributions in excess of net investment income and $123,243 to increase paid-in-capital, with an increase to accumulated net realized losses of $21,250,250.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                             $52,218,623
Unrealized depreciation                             (81,715,125)
                                                 --------------
Net unrealized depreciation                         (29,496,502)
Undistributed ordinary income                        21,457,186
Capital loss carryforward                          (234,718,499)
Post-October loss                                    (2,541,873)
Cost for federal income
tax purposes                                     $1,002,873,499

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2003, the fund's expenses were reduced by $46,318 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,208 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $397,201,340 and $383,807,567, respectively. Purchases and sales of U.S. government obligations aggregated $594,058,519 and $610,912,132, respectively.


Federal tax information
(Unaudited)

The fund has designated 4.18% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2003, the fund hereby designates 1.92%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


Results of June 12, 2003
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 12, 2003.
At the meeting, each of the nominees for Trustees was elected, as follows:
                                                              Votes
                                          Votes for          withheld
---------------------------------------------------------------------------
Jameson Adkins Baxter                    129,842,715        2,493,906
Charles B. Curtis                        129,864,407        2,472,214
John A. Hill                             129,885,192        2,451,429
Ronald J. Jackson                        129,943,400        2,393,221
Paul L. Joskow                           129,910,820        2,425,801
Elizabeth T. Kennan                      129,841,038        2,495,583
Lawrence J. Lasser                       129,892,082        2,444,539
John H. Mullin, III                      129,867,947        2,468,674
Robert E. Patterson                      129,921,601        2,415,020
George Putnam, III                       129,895,032        2,441,589
A.J.C. Smith                             129,979,420        2,357,201
W. Thomas Stephens                       129,968,839        2,367,782
W. Nicholas Thorndike                    129,779,344        2,557,277

All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private compa nies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respec tively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992
President and Chief Executive Officer of Putnam Investments and Putnam Management and Vice President since 1981

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.
  George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and
  Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management


Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and  BSA Compliance Officer

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------


Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203376  073  9/03


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies:
         --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

  Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------
(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003